SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No.2-75537)
	UNDER THE SECURITIES ACT OF 1933	[X]
	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 40	[X]
and
REGISTRATION STATEMENT (No. 811-3361)
	UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
	Amendment No. 40	[X]

Fidelity Massachusetts Municipal Trust
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: 617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
( )	immediately upon filing pursuant to paragraph (b).
(X)	on (March 26, 2001) pursuant to paragraph (b).
( )	60 days after filing pursuant to paragraph (a)(1).
( )	on ( ) pursuant to paragraph (a)(1) of Rule 485
( )	75 days after filing pursuant to paragraph (a)(2).
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity's

Massachusetts Municipal

Funds

Fidelity®
Massachusetts Municipal Money Market Fund

(fund number 074, trading symbol FDMXX)

Spartan®
Massachusetts Municipal Money Market Fund

(fund number 426, trading symbol FMSXX)

Spartan
Massachusetts Municipal
Income Fund

(fund number 070, trading symbol FDMMX)

Prospectus

March 26, 2001

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Massachusetts Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Massachusetts personal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing in municipal money market securities, including shares of a municipal money market fund managed by an affiliate of FMR.
  Normally investing at least 65% of total assets in municipal securities whose interest is exempt from Massachusetts personal income tax.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Geographic Concentration. Unfavorable political or economic conditions within Massachusetts can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Spartan® Massachusetts Municipal Money Market Fund seeks as high a level of income, exempt from federal and Massachusetts personal income tax, as is consistent with the preservation of capital and liquidity.

Prospectus

Fund Summary - continued

Principal Investment Strategies

FMR's principal investment strategies include:

  Normally investing in municipal money market securities, including shares of a municipal money market fund managed by an affiliate of FMR.
  Normally investing at least 65% of total assets in municipal securities whose interest is exempt from Massachusetts personal income tax.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Geographic Concentration. Unfavorable political or economic conditions within Massachusetts can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Spartan Massachusetts Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Massachusetts personal income tax.

Principal Investment Strategies

FMR's principal investment strategies include:

  Normally investing in investment-grade municipal debt securities (those of medium and high quality).
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and Massachusetts personal income taxes.

Prospectus

Fund Summary - continued

  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Managing the fund to have similar overall interest rate risk to an index, which as of January 31, 2001, was the Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Geographic Concentration. Unfavorable political or economic conditions within Massachusetts can affect the credit quality of issuers located in that state.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Performance

The following information illustrates the changes in each fund's performance from year to year and compares the bond fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Spartan Massachusetts Municipal Income also compares its performance to the performance of an additional index over various periods of time. Data for the additional index for Spartan Massachusetts Municipal Income is available only from March 29, 1996 to the present. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

The returns in the charts do not include the effect of Spartan Massachusetts Municipal Money Market's account closeout fee. If the effect of the fee were reflected, returns would be lower than those shown.

Prospectus

Fund Summary - continued

MA Municipal Money Market
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	4.02%	2.20%	1.71%	2.19%	3.19%	2.90%	3.10%	2.93%	2.74%	3.59%



During the periods shown in the chart for Massachusetts Municipal Money Market, the highest return for a quarter was 1.07% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.39% (quarter ended March 31, 1993).

Spartan MA Municipal Money Market
Calendar Years	1992	1993	1994	1995	1996	1997	1998	1999	2000
	2.72%	1.97%	2.33%	3.32%	3.00%	3.18%	3.04%	2.80%	3.62%



During the periods shown in the chart for Spartan Massachusetts Municipal Money Market, the highest return for a quarter was 0.96% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.45% (quarter ended March 31, 1994).

Prospectus

Fund Summary - continued

Spartan MA Municipal Income
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	11.31%	9.29%	12.92%	-6.07%	18.07%	3.60%	9.32%	5.61%	-2.13%	11.84%



During the periods shown in the chart for Spartan Massachusetts Municipal Income, the highest return for a quarter was 7.94% (quarter ended March 31, 1995) and the lowest return for a quarter was -5.22% (quarter ended March 31, 1994).

Average Annual Returns

The returns in the following table do not include the effect of the $5 account closeout fee for Spartan Massachusetts Municipal Money Market.

For the periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years/ Life of fund
MA Municipal Money Market	3.59%	3.05%	2.85%
Spartan MA Municipal Money Market	3.62%	3.13%	3.00%A
Spartan MA Municipal Income	11.84%	5.54%	7.15%
Lehman Brothers Municipal Bond Index	11.68%	5.84%	7.32%
Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index	12.58%	--	--
Lipper Massachusetts Municipal Debt Funds Average	11.53%	4.74%	6.87%

A From March 4, 1991.

If FMR had not reimbursed certain fund expenses during these periods, Spartan Massachusetts Municipal Money Market's returns would have been lower.

The Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

The Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index is a market value-weighted index of Massachusetts investment-grade municipal bonds with maturities of three years or more.

The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Prospectus

Fund Summary - continued

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for each fund do not reflect the effect of any reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days that are purchased after April 16, 2001 (as a % of amount redeemed) for Spartan MA Municipal Income only	0.50%
Exchange fee
for Spartan MA Municipal Money Market onlyA,B	$ 5.00
Wire transaction fee
for Spartan MA Municipal Money Market onlyA	$ 5.00
Checkwriting fee, per check written
for Spartan MA Municipal Money Market onlyA	$ 2.00
Account closeout fee
for Spartan MA Municipal Money Market onlyA	$ 5.00
Annual account maintenance fee (for accounts under $2,000)	$ 12.00

A The fees for individual transactions are waived if your account balance at the time of the transaction is $50,000 or more.

B You will not pay an exchange fee if you exchange through any of Fidelity's automated exchange services.

Annual fund operating expenses (paid from fund assets)

MA Municipal Money Market	Management fee	0.38%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.15%
	Total annual fund operating expenses	0.53%
Spartan MA Municipal Money Market	Management fee	0.50%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.00%
	Total annual fund operating expenses	0.50%
Spartan MA Municipal Income	Management fee	0.38%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.11%
	Total annual fund operating expensesA	0.49%

A Effective April 1, 1997, FMR has voluntarily agreed to reimburse Spartan Massachusetts Municipal Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.55%. This arrangement may be discontinued by FMR at any time.

Prospectus

Fund Summary - continued

Through arrangements with Spartan Massachusetts Municipal Money Market's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce fund expenses. In addition, through arrangements with Massachusetts Municipal Money Market's and Spartan Massachusetts Municipal Income's custodian, transfer agent, and pricing and bookkeeping agent, credits realized as a result of uninvested cash balances are used to reduce custodian, transfer agent, and pricing and bookkeeping expenses. Including these reductions, the total fund operating expenses are shown in the table below.

	Total Operating Expenses
MA Municipal Money Market	0.52%
Spartan MA Municipal Money Market	0.49%
Spartan MA Municipal Income	0.42%

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated and if you leave your account open:

		Account open	Account closed
MA Municipal Money Market	1 year	$ 54	$ 54
	3 years	$ 170	$ 170
	5 years	$ 296	$ 296
	10 years	$ 665	$ 665
Spartan MA Municipal Money Market	1 year	$ 51	$ 56
	3 years	$ 160	$ 165
	5 years	$ 280	$ 285
	10 years	$ 628	$ 633
Spartan MA Municipal Income	1 year	$ 50	$ 50
	3 years	$ 157	$ 157
	5 years	$ 274	$ 274
	10 years	$ 616	$ 616

Prospectus

Fund Basics

Investment Details

Investment Objective

Massachusetts Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Massachusetts personal income tax, as is consistent with preservation of capital.

Principal Investment Strategies

FMR normally invests the fund's assets in municipal money market securities, including shares of a municipal money market fund managed by an affiliate of FMR.

FMR normally invests at least 65% of the fund's total assets in municipal securities whose interest is exempt from Massachusetts personal income tax and normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. Municipal securities whose interest is exempt from federal and Massachusetts income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Massachusetts personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Spartan Massachusetts Municipal Money Market Fund seeks as high a level of income, exempt from federal and Massachusetts personal income tax, as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies

FMR normally invests the fund's assets in municipal money market securities, including shares of a municipal money market fund managed by an affiliate of FMR.

FMR normally invests at least 65% of the fund's total assets in municipal securities whose interest is exempt from Massachusetts personal income tax and normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. Municipal securities whose interest is exempt from federal and Massachusetts income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

Prospectus

Fund Basics - continued

FMR may invest the fund's assets in municipal securities whose interest is subject to Massachusetts personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Spartan Massachusetts Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Massachusetts personal income tax.

Principal Investment Strategies

FMR normally invests the fund's assets in investment-grade municipal debt securities (those of medium and high quality).

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and Massachusetts personal income taxes. Municipal securities whose interest is exempt from federal and Massachusetts income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

FMR may invest the fund's assets in municipal securities whose interest is subject to Massachusetts personal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of January 31, 2001, FMR was using the Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index in managing the fund's investments. As of January 31, 2001, the dollar-weighted average maturity of the fund and the index was approximately 17.1 and 14.5 years, respectively.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

Prospectus

Fund Basics - continued

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, municipal notes, and shares of municipal money market funds.

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Principal Investment Risks

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in Massachusetts, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market funds' yields will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. While the funds will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, a fund may incur losses regardless of the insurance.

Prospectus

Fund Basics - continued

The bond fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of Spartan Massachusetts Municipal Income's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect a fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Geographic Concentration. In the past, the Commonwealth of Massachusetts has experienced significant financial difficulty, although four out of the past five fiscal years ended with operating surpluses and over the same time the Commonwealth's fund balances have increased significantly.

Prospectus

Fund Basics - continued

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance, and a fund could distribute income subject to federal or Massachusetts personal income tax.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Massachusetts Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and Massachusetts personal income tax, as is consistent with preservation of capital.

Spartan Massachusetts Municipal Money Market Fund seeks as high a level of income, exempt from federal and Massachusetts personal income tax, as is consistent with the preservation of capital and liquidity.

Spartan Massachusetts Municipal Income Fund seeks a high level of current income, exempt from federal income tax and Massachusetts personal income tax.

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

Prospectus

Fund Basics - continued

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each money market fund's assets are valued on the basis of amortized cost.

The bond fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services LLC (FBS LLC). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product, and service information, please use the following web site and phone numbers:

  For information over the Internet, visit Fidelity's web site at www.fidelity.com.
  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST®), 1-800-544-5555.
  For exchanges, redemptions, and account assistance, 1-800-544-6666.
  For mutual fund and brokerage information, 1-800-544-6666.
  For retirement information, 1-800-544-4774.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-9865

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the funds through an investment professional. If you invest through an investment professional, the procedures for buying, selling, and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

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Shareholder Information - continued

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization  For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

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Shareholder Information - continued

Minimums
To Open an Account
For MA Muni Money Market	$5,000
For Spartan MA Muni Money Market	$25,000
For Spartan MA Muni Income	$10,000
To Add to an Account
For MA Muni Money Market	$250
Through regular investment plans	$100
For Spartan MA Muni Money Market	$1,000
Through regular investment plans	$500
For Spartan MA Muni Income	$1,000
Through regular investment plans	$500
Minimum Balance
For MA Muni Money Market	$2,000
For Spartan MA Muni Money Market	$10,000
For Spartan MA Muni Income	$5,000

There is no minimum account balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM  or a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager. In addition, each fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone 1-800-544-6666

To Open an Account

  Exchange from another Fidelity fund. Call the phone number at left.

To Add to an Account

  Exchange from another Fidelity fund. Call the phone number at left.
  Use Fidelity Money Line® to transfer from your bank account.

Internet www.fidelity.com

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address under "Mail" below.

To Add to an Account

  Exchange from another Fidelity fund.
  Use Fidelity Money Line to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person

To Open an Account

  Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

To Add to an Account

  Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

Wire

To Open an Account

  Call 1-800-544-6666 to set up your account and to arrange a wire transaction.
  Wire within 24 hours to:
  For Spartan Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  For Massachusetts Municipal Money Market: The Bank of New York, Bank Routing # 021000018, Account # 8900118245.
  Specify the complete name of the fund and include your new fund account number and your name.

To Add to an Account

  Call 1-800-544-6666 to arrange a wire transaction for Massachusetts Municipal Money Market.
  Wire to:
  For Spartan Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  For Massachusetts Municipal Money Market: The Bank of New York, Bank Routing # 021000018, Account # 8900118245.
  Specify the complete name of the fund and include your fund account number and your name.

Automatically

To Open an Account

  Not available.

To Add to an Account

  Use Fidelity Automatic Account Builder® or Direct Deposit.
  Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.

Selling Shares

The price to sell one share of Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Money Market is the fund's NAV. The price to sell one share of Spartan Massachusetts Municipal Income is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Spartan Massachusetts Municipal Income will deduct a short-term trading fee of 0.50% from the redemption amount (or from your account if you have written a check) if you sell your shares after holding them less than 30 days. Trading fees are paid to the fund rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

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Shareholder Information - continued

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your Massachusetts Municipal Money Market shares, leave at least $2,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  If you are selling some but not all of your Spartan Massachusetts Municipal Money Market shares, leave at least $10,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  If you are selling some but not all of your Spartan Massachusetts Municipal Income shares, leave at least $5,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  If you sell shares by writing a check, the NAV and any applicable short-term trading fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

To sell shares issued with certificates, call Fidelity for instructions. Each fund no longer issues share certificates.

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Shareholder Information - continued

Key Information
Phone 1-800-544-6666
  Call the phone number at left to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account.
  Exchange to another Fidelity fund. Call the phone number at left.

Internet www.fidelity.com	Exchange to another Fidelity fund. Use Fidelity Money Line to transfer to your bank account.
Mail Fidelity Investments P.O. Box 660602 Dallas, TX 75266-9865

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to the address at left, including your name, the fund's name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call 1-800-544-6666 for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Trust

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

Automatically
  Use Fidelity Automatic Exchange Service to exchange from Massachusetts Municipal Money Market to another Fidelity fund.
  Use Personal Withdrawal Service to set up periodic redemptions from your bond fund account.

Check	Write a check to sell shares from your account.

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Shareholder Information - continued

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund, read its prospectus.
  You may pay a $5.00 fee for each exchange out of Spartan Massachusetts Municipal Money Market, unless you place your transaction through Fidelity's automated exchange services.
  Exchanges may have tax consequences for you.
  Currently, there is no limit on the number of exchanges out of Massachusetts Municipal Money Market.
  Spartan Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the funds.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

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Shareholder Information - continued

Fidelity Automatic Account Builder To move money from your bank account to a Fidelity fund.
Minimum MA Muni Money Market: $100 Spartan MA Muni Money Market and Spartan MA Muni Income: $500	Frequency Monthly or quarterly

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call 1-800-544-6666 or visit Fidelity's web site for an application.
  To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled investment date.

Direct Deposit To send all or a portion of your paycheck or government check to a Fidelity fund.A
Minimum MA Muni Money Market: $100 Spartan MA Muni Money Market and Spartan MA Muni Income: $500	Frequency Every pay period

Procedures

  To set up for a new account, check the appropriate box on the application.
  To set up for an existing account, call 1-800-544-6666 or visit Fidelity's web site for an authorization form.
  To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's web site to obtain one.

A Because bond fund share prices fluctuate, that fund may not be an appropriate choice for direct deposit of your entire check.
Fidelity Automatic Exchange Service To move money from a Fidelity money market fund to another Fidelity fund.
Minimum MA Muni Money Market: $100 Spartan MA Muni Money Market and Spartan MA Muni Income: $500	Frequency Monthly, bimonthly, quarterly, or annually	Procedures To set up, call 1-800-544-6666 after both accounts are opened. To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled exchange date.
Personal Withdrawal Service To set up periodic redemptions from your bond fund account to you or to your bank account.
Frequency Monthly	Procedures To set up, call 1-800-544-6666. To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.

Other Features. The following other features are also available to buy and sell shares of the funds.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  There may be a $5.00 fee for each wire purchase for Spartan Massachusetts Municipal Money Market.
  There may be a $5.00 fee for each wire redemption for Spartan Massachusetts Municipal Money Market.

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: Massachusetts Municipal Money Market: $100
  Spartan Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income: $500
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Checkwriting To redeem shares from your account.
  To set up, complete the appropriate section on the application.
  All account owners must sign a signature card to receive a checkbook.
  You may write an unlimited number of checks.
  Minimum check amount: $500 for Massachusetts Municipal Money Market and $1,000 for Spartan Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income.
  Do not try to close out your account by check.
  To obtain more checks, call Fidelity at 1-800-544-6666.

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Shareholder Information - continued

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, Ohio 45273-8692.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each calendar year. Accounts opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1 of that calendar year if those accounts use regular investment plans.

If your account balance falls below $2,000 for Massachusetts Municipal Money Market, $10,000 for Spartan Massachusetts Municipal Money Market or $5,000 for Spartan Massachusetts Municipal Income (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed and, for Spartan Massachusetts Municipal Money Market, the $5.00 account closeout fee will be charged.

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Shareholder Information - continued

The fees for individual transactions (except the short-term trading fee) are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:

  The $2.00 checkwriting fee will be deducted from your account.
  The $5.00 exchange fee will be deducted from the amount of your exchange.
  The $5.00 wire transaction fee will be deducted from the amount of your wire.
  The $5.00 account closeout fee does not apply to exchanges or wires.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

The bond fund normally declares dividends daily and pays them monthly. The bond fund normally pays capital gain distributions in March and December.

Distributions you receive from each money market fund consist primarily of dividends. Each money market fund normally declares dividends daily and pays them monthly.

Earning Dividends

For Spartan Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income, shares begin to earn dividends on the first business day following the day of purchase.

For Massachusetts Municipal Money Market, shares purchased by a wire order prior to 10:00 a.m. Eastern time, with receipt of the wire in proper form before the close of the Federal Reserve Wire System on that day, generally begin to earn dividends on the day of purchase. Shares purchased by all other orders begin to earn dividends on the first business day following the day of purchase.

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the Federal Reserve Bank of New York (New York Fed) closes early, Massachusetts Municipal Money Market may advance the time on that day by which wire purchase orders must be placed so that shares earn dividends on the day of purchase. In addition, on any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed does not open, shares begin to earn dividends on the first business day following the day of purchase.

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Shareholder Information - continued

For Spartan Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income, shares earn dividends until, but not including, the next business day following the day of redemption.

For Massachusetts Municipal Money Market, shares redeemed by a wire order prior to 10:00 a.m. Eastern time generally earn dividends through the day prior to the day of redemption. Shares redeemed by all other orders earn dividends until, but not including, the next business day following the day of redemption.

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the New York Fed closes early, Massachusetts Municipal Money Market may set a time after which shares redeemed by wire order earn dividends until, but not including, the next business day following the day of redemption. On any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed does not open, shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. (bond fund only) Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

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Shareholder Information - continued

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you.

Taxes on distributions. Each fund seeks to earn income and pay dividends exempt from federal income tax and Massachusetts personal income tax.

A portion of the dividends you receive may be subject to federal, state, or local income tax or may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

For Massachusetts personal income tax purposes, distributions derived from interest on municipal securities of Massachusetts issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Massachusetts personal income tax; however, distributions that are federally taxable as capital gains and are attributable to gains on municipal securities of certain Massachusetts issuers are exempt from Massachusetts personal income tax.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for federal income tax or Massachusetts personal income tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your bond fund redemptions, including exchanges, may result in a capital gain or loss for federal and Massachusetts personal income tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of January 31, 2001, FMR and its affiliate, FMR Co. Inc., had approximately $612 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing each fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for each fund. FIMM is primarily responsible for choosing investments for each fund.

FIMM is an affiliate of FMR. As of January 31, 2001, FIMM had approximately $300 billion in discretionary assets under management.

Christine Thompson is vice president and manager of Spartan Massachusetts Municipal Income, which she has managed since July 1998. She also manages other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior research analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of Spartan Massachusetts Municipal Money Market with limited exceptions.

Spartan Massachusetts Municipal Money Market's annual management fee rate is 0.50% of its average net assets.

For Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For January 2001, the group fee rate was 0.1266% for Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income. The individual fund fee rate is 0.25% for Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income.

The total management fee for the fiscal year ended January 31, 2001, was 0.38% of the fund's average net assets for Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income.

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Fund Services - continued

FMR pays FIMM for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

Fund Distribution

FDC distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent accountants, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report.A free copy of each annual report is available upon request.

Massachusetts Municipal Money Market

Years ended January 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
 Net investment income	.035	.027	.029	.031	.029
Less Distributions
From net investment income	(.035)	(.027)	(.029)	(.031)	(.029)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	3.58%	2.77%	2.90%	3.10%	2.90%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,985,101	$ 2,084,276	$ 1,585,140	$ 1,199,547	$ 967,689
Ratio of expenses to average net assets	.53%	.55%	.56%	.57%	.59%
Ratio of expenses to average net assets after expense reductions	.52% B	.55%	.56%	.57%	.59%
Ratio of net investment income to average net assets	3.52%	2.75%	2.86%	3.07%	2.86%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Appendix - continued

Spartan Massachusetts Municipal Money Market

Years ended January 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
 Net investment income	.036	.028	.030	.031	.030
Less Distributions
From net investment income	(.036)	(.028)	(.030)	(.031)	(.030)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A, B	3.61%	2.83%	3.00%	3.19%	3.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 883,875	$ 831,083	$ 905,230	$ 744,860	$ 671,462
Ratio of expenses to average net assets	.50%	.50%	.50%	.50%	.50%
Ratio of expenses to average net assets after expense reductions	.49% C	.50%	.49% C	.50%	.50%
Ratio of net investment income to average net assets	3.55%	2.79%	2.95%	3.15%	2.96%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the account closeout fee.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Appendix - continued

Spartan Massachusetts Municipal Income

Years ended January 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 11.020	$ 12.040	$ 11.970	$ 11.430	$ 11.700
Income from Investment Operations
 Net investment income	.573 B	.565 B	.571	.593	.605
Net realized and unrealized gain (loss)	.836	(1.000)	.100	.542	(.266)
Total from investment operations	1.409	(.435)	.671	1.135	.339
Less Distributions
From net investment income	(.569)	(.560)	(.571)	(.593)	(.605)
From net realized gain	-	(.025)	(.030)	(.002)	(.004)
Total distributions	(.569)	(.585)	(.601)	(.595)	(.609)
Net asset value, end of period	$ 11.860	$ 11.020	$ 12.040	$ 11.970	$ 11.430
Total Return A	13.11%	(3.70)%	5.76%	10.21%	3.06%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,704,661	$ 1,250,449	$ 1,394,734	$ 1,232,151	$ 1,127,851
Ratio of expenses to average net assets	.49%	.49%	.51%	.53%	.56%
Ratio of expenses to average net assets after expense reductions	.42% C	.48% C	.51%	.53%	.56%
Ratio of net investment income to average net assets	5.04%	4.91%	4.80%	5.10%	5.29%
Portfolio turnover rate	24%	22%	12%	21%	44%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Notes

Notes

Notes

Notes

Notes

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-3361

Fidelity, Spartan, Fidelity Investments & (Pyramid) Design, Fidelity Automatic Account Builder, Fidelity Money Line, FAST, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

1.704448.103 MAS-pro-0301

FIDELITY® MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
SPARTAN® MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
and
SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND

Funds of Fidelity Massachusetts Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

March 26, 2001

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of the prospectus, dated March 26, 2001, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding Massachusetts	<Click Here>
Special Considerations Regarding Puerto Rico	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Performance	<Click Here>
Additional Purchase, Exchange and Redemption Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Appendix	<Click Here>

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

MAS-ptb-0301
1.472628.103

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

Investment Limitations of Fidelity® Massachusetts Municipal Money Market Fund

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) purchase the securities of any issuer if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) make short sales;

(4) purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

(5) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(6) underwrite any issue of securities, except to the extent that the purchase of municipal bonds in accordance with the fund's investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting;

(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(9) purchase or sell commodities or commodities (futures) contracts;

(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements;

(11) invest in oil, gas, or other mineral exploration or development programs; or

(12) invest in companies for the purpose of exercising control or management.

(13) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)).

(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(v) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitations (1), (7) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of limitation (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to limitation (iii), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For purposes of normally investing at least 65% of the fund's total assets in municipal securities whose interest is exempt from Massachusetts personal income tax, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

Investment Limitations of Spartan® Massachusetts Municipal Money Market Fund

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) purchase the securities of any issuer if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short;

(4) purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions;

(5) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(6) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(9) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; or

(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (for this purpose, purchasing debt securities and engaging in repurchase agreements do not constitute lending).

(11) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)).

(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(v) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitations (1), (7) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of limitation (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to limitation (iii), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For purposes of normally investing at least 65% of the fund's total assets in municipal securities whose interest is exempt from Massachusetts personal income tax, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

Investment Limitations of Spartan Massachusetts Municipal Income Fund

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

(8) invest in companies for the purpose of exercising control or management.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more that 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

For purposes of limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies Fidelity Management & Research Company (FMR) may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of purchase contracts, financing leases, or sales agreements entered into by municipalities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

Central Money Market Funds are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

Futures and Options. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures and Options Transactions. The fund (other than a money market fund) has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.

In addition, the bond fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the fund's (other than a money market fund's) investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI are not fundamental policies and may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's®, or Fitch Inc., or is unrated but considered to be of equivalent quality by FMR.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Money Market Insurance. Each money market fund participates in a mutual insurance company solely with other funds advised by FMR or its affiliates. This company provides insurance coverage for specified types of losses on certain money market instruments held by a participating fund, including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. A participating fund is charged an annual premium for the insurance coverage and may be subject to a special assessment if covered losses exceed certain levels. A participating fund is subject to limits on the amount it may recover and may incur losses regardless of the insurance.

Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

Principal Municipal Bond Insurers. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's.

Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by Standard & Poor's.

Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's.

Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's.

Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by Standard & Poor's.

Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Massachusetts legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a money market fund to maintain a stable net asset value per share (NAV).

Education. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Refunding Contracts. Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

Tender Option Bonds are created by coupling an intermediate- or long-term, fixed-rate, municipal bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING MASSACHUSETTS

Summary. The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have experienced financial difficulties in the past that have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market value of the instruments held in the funds. The information summarized below describes some of the more significant factors that could affect the funds or the ability of the obligors to pay debt service. The sources of such information are the official statements of issuers located in the Commonwealth of Massachusetts, as well as other publicly available documents, and statements of public information contained in such statements and documents, but FMR is not aware of facts which would render such information inaccurate.

Fiscal Matters. The Commonwealth's operating fund structure satisfies the requirements of state finance law and is in accordance with generally accepted accounting principles ("GAAP"), as defined by the Governmental Accounting Standards Board. The General Fund and those special revenue funds which are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to herein as the "budgeted operating funds" of the Commonwealth. They do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited. The three principal budgeted operating funds are the General Fund, the Highway Fund and the Local Aid Fund. Expenditures from these three funds generally account for approximately 93% of total expenditures of the budgeted operating funds.

The Commonwealth's budgeted operating funds for fiscal 1997, 1998, 1999 and 2000 showed an excess (deficiency) of revenues and other sources over expenditures and other uses of $221 million, $798 million, ($80) million and $173 million and positive fund balances of $1.394 billion, $2.192 billion, $2.112 billion and $2.285 billion, respectively. Over the same period, budgeted expenditures and other uses were approximately $17.949 billion for fiscal 1997, $19.002 billion for fiscal 1998, $20.245 billion for fiscal 1999 and $22.414 billion for fiscal 2000.

The Commonwealth's fiscal 2001 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured. The Executive Office of Administration and Finance estimates fiscal 2000 budgeted expenditures and other uses will total approximately $22.1 billion, and budgeted revenues and other sources will total approximately $22.1 billion.

Limitations on Tax Revenues. Chapter 62F, which was enacted by the voters in November, 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

Tax revenues in fiscal 1997 through fiscal 2000 were lower than the limit set by Chapter 62F, and the Executive Office for Administration and Finance currently estimates that state tax revenues in fiscal 2000 will not reach the limit imposed by either of these statutes. For fiscal 2000, as calculated by the State Auditor pursuant to Chapter 62F, net state tax revenues were approximately $15.702 billion and allowable state tax revenues were approximately $16.694 billion.

Reductions in Income Tax Rates. On November 7, 2000, Massachusetts voters approved two initiative petitions that will reduce personal income taxes. One of the approved petitions sets the Part B income tax rate at 5.6% on January 1, 2001, 5.3% on January 1, 2002 and 5% on January 1, 2003 and thereafter. The Department of Revenue estimates that this change will reduce fiscal 2001 revenues by $135 million, fiscal 2002 revenues by $457 million and fiscal 2003 revenues by $883 million. The annualized value of the reduction, once fully effective in fiscal 2004, is estimated to be approximately $1.154 billion. The other approved petition provides for a personal income tax deduction for charitable contributions, effective January 1, 2001. The petition essentially re-enacts a provision for such a deduction included in the fiscal 2001 budget. The Department of Revenue estimates the cost of the deduction to be $70 million to $90 million in fiscal 2001 and $157 million to $192 million annually thereafter. An initiative petition that would have established tax credits for amounts paid as tolls and motor vehicle excise taxes was disapproved by the voters.

Local Aid. Proposition 2 1/2. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notices and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 1999, the aggregate property tax levy grew from $3.346 billion to $6.753 billion, representing an increase of approximately 101.8%. By contrast, according to the federal Bureau of Labor Statistics, the consumer price index for all urban consumers in Boston grew during the same period by approximately 107.9%.

Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. There are three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) which permit communities to exceed the limits of Proposition 2 1/2. Override activity steadily increased throughout the 1980's before peaking in fiscal 1991 and decreasing thereafter. In fiscal 1999, 24 communities had successful override referenda which added $8.7 million to their levy limits. In fiscal 1999, the impact of successful override referenda going back as far as fiscal 1993, was to raise the levy limits of 125 communities by $67 million. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.

In addition to overrides, Proposition 2 1/2 allows a community, through voter approval, to assess taxes in excess of its levy limit for the payment of certain capital projects (capital outlay expenditure exclusions) and for the payment of specified debt service costs (debt exclusions). Capital exclusions were passed by 20 communities in fiscal 1999 and totaled $4.6 million. In fiscal 1999, the impact of successful debt exclusion votes going back as far as fiscal 1993, was to raise the levy limits of 250 communities by $945.8 million.

Commonwealth Financial Support for Local Governments. During the 1980s, the Commonwealth increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal 2000, approximately 21.7% of the Commonwealth's budget is estimated to be allocated to direct Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry sheet" prepared by the Department of Revenue, excluding certain pension funds and nonappropriated funds.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation established a fiscal 1993 state spending base of approximately $1.288 billion for local education purposes and required annual increases in state expenditures for such purposes above that base, subject to appropriation, estimated to be approximately $2.803 billion in fiscal 2000. All of the budgets in fiscal years 1994 through 2000 have fully funded the requirements imposed by this legislation.

Another component of general revenue sharing, the Lottery and Additional Assistance programs, provides unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction, and police education incentives.

In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for Massachusetts Bay Transportation Authority assistance and debt service, pensions for teachers, housing subsidies and the costs of courts and district attorneys that formerly had been paid by the counties. Beginning July 1, 2000, Commonwealth support for the Massachusetts Bay Transportation Authority will take the form of dedicated tax revenues.

Initiative Law. A statute adopted by voter initiative petition at the November 1990 statewide election regulates the distribution of Local Aid to cities and towns. This statute requires that, subject to annual appropriation, no less than 40% of collections from personal income taxes, sales and use taxes, corporate excise taxes, and lottery fund proceeds be distributed to cities and towns. Under the law, the Local Aid distribution to each city or town would equal no less than 100% of the total Local Aid received for fiscal 1989. Distributions in excess of fiscal 1989 levels would be based on new formulas that would replace the current Local Aid distribution formulas. By its terms, the new formula would have called for a substantial increase in direct Local Aid in fiscal 1992 and subsequent years. Nonetheless, Local Aid payments remain subject to annual appropriation by the legislature, and appropriations for Local Aid since the enactment of the initiative law have not met the levels set forth in the initiative law.

Commonwealth Expenditures. Fiscal 1997 budgeted expenditures were $17.949 billion, an increase of 6.3% over fiscal 1996 levels. Fiscal 1998 budgeted expenditures were $19.002 billion, an increase of 5.9% over fiscal 1997. Fiscal 1999 budgeted expenditures were $20.245 billion, an increase of 6.5% over fiscal 1998. Fiscal 2000 budgeted expenditures were $22.414, an increase of 10.7% over fiscal year 1999. It is estimated that fiscal 2001 budgeted expenditures will be $22.110 billion.

Commonwealth expenditures since 1997 largely reflect significant growth in several programs and services provided by the Commonwealth, principally direct Local Aid, Medicaid, higher education, and other program expenditures.

The Commonwealth is responsible for the payment of pension benefits for state employees and for school teachers throughout the state and for certain cost-of-living increases payable to local government retirees. The Commonwealth has adopted a funding schedule under which it is required to fund future pension liabilities currently and to amortize the accumulated unfunded liabilities by June 30, 2018. Since the adoption of this schedule, the amount of the unfunded liability has been reduced significantly. In fiscal 1999, the pension expenditure was $990 million. In fiscal 1996, a number of reform measures affecting pensions were enacted into law. Among the most notable were a measure consolidating the assets of the state employees' and teachers' retirement systems into a single investment fund and another that will reform the disability pension system.

Commonwealth Bond and Note Liabilities. The Commonwealth is authorized to issue three types of debt: general obligation debt, special obligation debt, and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Boston Convention and Exhibition Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. In addition, certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. As of January 1, 2001, the Commonwealth's total bond and note liabilities was $18.288 billion, consisting of approximately $12.057 billion of general obligation debt, $564 million of special obligation debt, $1.499 billion of federal grant anticipation notes, $3.958 billion of Commonwealth supported debt and $210 million of Commonwealth guaranteed debt. Based on the United States census resident population estimate for Massachusetts for 1999, the per capita debt as of June 30, 1999 was $2,470.

Commonwealth Capital Spending. Since fiscal 1992, the Executive Office for Administration and Finance has maintained a five-year capital spending plan, including an annual administrative limit on the amount of bond-financed state capital spending. Actual bond-financed capital expenditures during fiscal years 1996, 1997, 1998 and 1999 were approximately $908 million, $955 million, $1.0 billion and $1.0 billion, respectively. Total capital spending for the current five year plan is estimated to be $3.197 billion for fiscal 2001, $2.747 billion for fiscal 2002, $2.284 billion for fiscal 2003, $1.776 billion for fiscal 2004 and $1.668 billion for fiscal 2005. Capital spending for fiscal years 2000 through 2004 to be financed from debt issued by the Commonwealth is forecast at $5.6 billion, which includes both general obligation bonds and special obligation debt, and which is significantly below legislatively authorized capital spending levels. The five-year capital plan contemplates that the projected level of capital spending will leverage approximately $2.301 billion of federal highway funding. Due to the size and complexity of the Commonwealth's capital program, and other factors, the timing and the amount of actual expenditures and debt issuances over the period will likely vary somewhat from the annual spending amounts contained in the five-year capital plan.

Central Artery/Ted Williams Tunnel Project. The largest single component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel project, a major construction project that is part of the completion of the federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north. The magnitude of the Central Artery/Ted Williams Tunnel project has resulted in the realignment of certain transportation assets in the Commonwealth and the development of additional financing mechanisms to support its completion, including payments from the Massachusetts Turnpike Authority and the Massachusetts Port Authority and state borrowings in anticipation of future federal highway reimbursements. The completed project will be owned and operated by the Massachusetts Turnpike Authority as part of the Metropolitan Highway System which was established in conjunction with the project.

On March 15, 2000 the Massachusetts Turnpike Authority filed with the Federal Highway Administration a finance plan update for the Central Artery/Ted Williams Tunnel project describing the components of the additional project cash needs of $1.398 billion, expected total cash outlays of $13.064 billion and the Governor's proposed funding plan. The plan included as an appendix an interim cost validation report by the consultants that had been retained by the Turnpike Authority to undertake an independent assessment of its findings. The consultants analyzed only the estimates related to design and construction costs, which amounted to $975 million of the $1.398 billion total. The consultants reported that the $975 million assessment was realistic but also indicated that they had identified risk areas of potential additional costs totaling approximately $300 million.

On April 11, 2000 the U. S. Secretary of Transportation released a report dated March 31, 2000 that had been prepared by a task force of federal officials pursuant to the action plan that the Secretary had announced on February 17, 2000. The task force report stated that senior management of the Central Artery/Ted Williams Tunnel project had deliberately withheld information about cost overruns from the Federal Highway Administration and recommended a change in project leadership, as well as an evaluation of whether the Turnpike Authority should continue to be responsible for the management of the project. The report validated the methodology used by the Turnpike Authority to identify the potential $1.4 billion cost overrun as realistic and consistent with normal industry practice, but stated that there were risks that could lead to cost exposures in addition to those identified in the March 15, 2000 finance plan update in the range of $300 million to $480 million. The task force estimated that a realistic total cost estimate for the project was $13.4 billion to $13.6 billion. The report stated that the Commonwealth appeared to have adequate resources to finance the additional costs but had not yet identified precisely how it would do so, noting that several of the elements in the Governor's proposed funding plan did not appear to have state legislative support. Upon receiving the report, the Governor requested and received the resignation of the chairman of the Turnpike Authority and appointed a new chairman.

On May 8, 2000 the Turnpike Authority received a letter from the Federal Highway Administration stating that it could not accept the March 15, 2000 finance plan update as filed. The letter indicated that the most critical issue to resolve was the identification of new funding resources and said that if sufficient new funding sources were not made available by the approval of appropriate legislation by May 19, 2000, the federal government would withhold additional "obligation authority" for the project. The letter further stated that prior to May 19, 2000 any use of obligation authority would be available only for work that could not be deferred without cost increases. (Obligation authority has since been reinstated.) In addition, the letter stated that a completely revised finance plan update had to be submitted by June 16, 2000. Finally, the letter provided that total obligation authority for the project would be limited to the amount described in the March 15, 2000 finance plan update ($7.049 billion plus grant anticipation notes of $1.5 billion), and "advance construction" authorizations for the project would be limited to the amount specified in previously accepted finance plan updates (the existing balance, which was approximately $2.864 billion at the end of fiscal 1999, plus $222 million). Under federal highway funding statutes, the "advance construction" approach allows states, with Federal Highway Administration approval, to begin a project before amassing all of the obligation authority needed to cover the federal share of that project, and the Commonwealth has used this approach extensively for the Central Artery/Ted Williams Tunnel project. The limits on obligation authority and advance construction authorizations contained in the letter are consistent with the amount of federal funding contemplated in connection with a total project cost of $11.667 billion, meaning that all additional costs will have to be met with non-federal funds. According to the May 8, 2000 letter, the revised finance plan update must provide for funding resources consistent with total project costs in excess of $13.1 billion, as indicated by the higher estimates described in the March 31, 2000 federal task force report and the independent cost validation report appended to the March 15, 2000 finance plan, and must provide for full funding of a balanced statewide road and bridge program.

On May 17, 2000 the Governor approved legislation to provide financing for the additional costs of the Central Artery/Ted Williams Tunnel project and for the statewide road and bridge program. The legislation authorized approximately $1.520 billion of Commonwealth bonds, to be issued as general obligations or as special obligations payable from the gasoline tax. The legislation reinstated certain fees collected by the Registry of Motor Vehicles to be credited to the Highway Fund, which are expected to generate approximately $100 million per year to offset debt service costs associated with the foregoing bonds and to provide direct funding for the project. (Legislation clarifying that such fees may be pledged to secure special obligation bonds was approved by the Governor on June 30, 2000.) The legislation also provided for the sale of a highway exit ramp by the Commonwealth to the Massachusetts Port Authority in exchange for $65 million and for the additional payment to the Commonwealth by the Massachusetts Turnpike Authority of $200 million (which was received on September 1, 2000). Such moneys have been or will be deposited in a new Central Artery and Statewide Road and Bridge Infrastructure Fund and used to pay additional costs of the Central Artery/Ted Williams Tunnel project and to fund the statewide road and bridge program to the extent of at least $100 million per year for each of fiscal years 2001 through 2005. In addition the legislation authorized up to $650 million to be deposited in the Debt Defeasance Trust Fund (up to $500 million from surplus fiscal 2000 revenues and up to $150 million from accumulated surpluses from fiscal years 1997, 1998 and 1999 which were originally credited to the Capital Projects Fund). Such moneys have been used to establish sinking funds to retire certain Commonwealth bonds payable during fiscal 2001 or on July 1, 2001. During fiscal 2001 and fiscal 2002, an amount equal to the amount that would otherwise have been appropriated for debt service on the defeased Commonwealth bonds will be transferred by the Comptroller from the applicable budgetary operating funds to the Central Artery and Statewide Road and Bridge Infrastructure Fund.

On June 16, 2000 the Massachusetts Turnpike Authority filed with the Federal Highway Administration a finance plan update identifying total project costs, expressed as cash needs through completion in fiscal 2005, of $13.513 billion. This cost figure was based upon the previously identified project cash requirement of $11.667 billion, plus $1.846 billion in additional costs (including $53 million for a garage and surface restoration work to be funded out of Turnpike Authority resources that had previously been excluded from the project budget). The estimate of additional costs was $448 million higher than the revised estimates released on February 1, 2000 but was consistent with the range of estimated additional costs contained in the March 31, 2000 federal task force report. The June 16, 2000 finance plan update included a $130 million contingency for Central Artery/Ted William Tunnel project needs.

By letter dated June 15, 2000, the Federal Highway Administration informed the Massachusetts Turnpike Authority that it had been designated a "high-risk grantee" with respect to activities related to the Central Artery/Ted Williams Tunnel project. The letter indicated that such designation will remain in effect until the completion of the project. According to the letter, the designation means that more detailed financial reports and additional project monitoring will be required on the project. On June 22, 2000, the Federal Highway Administration, the Executive Office of Transportation and Construction, the Massachusetts Turnpike Authority and the Massachusetts Highway Department signed a project partnership agreement setting out the federal reporting and monitoring requirements for the project and stipulating that federal funding for the project will not exceed $8.549 billion, as contemplated by the May 8, 2000 Federal Highway Administration letter.

In March, 2000, the Executive Office for Administration and Finance engaged the services of an independent consulting and accounting firm to review costs associated with the Central Artery/Ted Williams Tunnel project. On August 7, 2000 the Executive Office received the firm's report. The report recommended that project officials should budget for $2.140 billion in additional costs, an increase of $294 million over the amount provided for in the June 16, 2000 finance plan update. The consultant's report also detailed other scenarios and suggested a range of further potential budget exposures of up to an additional $280 million.

On August 8, 2000 the Turnpike Authority received a letter from the Federal Highway Administration stating that it would defer action on the June 16, 2000 finance plan update in view of the consultant's report released on August 7, 2000 and would instead await the filing of the next scheduled finance plan on October 1, 2000.

On September 29, 2000 the Turnpike Authority filed with the Federal Highway Administration a new finance plan dated October 1, 2000. The October 1, 2000 finance plan is based on information as of June 30, 2000 and the results of a comprehensive cost and schedule evaluation. The finance plan estimates total project costs to be $14.075 billion, an increase of $562 million over the estimates contained in the June 16, 2000 finance plan update. Most of the increase is contained in a $203 million increase in estimated construction costs and the addition of a project contingency budget of $258 million.

The project cost estimates contained in the October 1, 2000 finance plan are $2.408 billion higher than the $11.667 billion project budget in place prior to the announcement of additional costs on February 1, 2000. Excluding the $53 million for a garage and surface restoration work that had been added to the project budget in the June 16, 2000 update (and which is being financed from Turnpike Authority resources), the difference between the October 1, 2000 estimate and the pre-February 1, 2000 estimate is $2.355 billion. The finance plan contemplates that $2.168 billion of this amount will be defrayed by amounts in the Central Artery and Statewide Road and Bridge Infrastructure Fund established by the legislation approved on May 17, 2000. The balance of the increase, $185 million, is budgeted to come from the proceeds of the sale of certain real estate assets by the Turnpike Authority (approximately $152 million was received on July 14, 2000) and investment earnings thereon ($40 million anticipated, $33 million budgeted). The $2.168 billion figure to be provided by the Central Artery and Statewide Road and Bridge Infrastructure Fund consists of $1.35 billion of Commonwealth bond proceeds, $231 million of license and registration fees not used for debt service, $664 million from avoided debt service related to debt defeasance transactions, $200 million from the Turnpike Authority, $65 million from the Port Authority and $159 million in interest earnings through fiscal year 2005 on the balances in the Central Artery and Statewide Road and Bridge Infrastructure Fund itself, less $500 million that is budgeted to be spent on highway and bridge projects not related to the Central Artery/Ted Williams Tunnel project.

The October 1, 2000 finance plan also identifies additional funding sources that could be utilized as a contingency if there were to be growth in the project cost estimate. One potential source of funds is additional sales of Turnpike Authority real estate assets, including assets made available after completion of the project (estimated range of values - $142 million to $309 million). Other sources include up to $150 million of proceeds of additional revenue bonds that could be supported by the currently projected Metropolitan Highway System tolls and $50 million expected to be withdrawn from the owner-controlled insurance program trust fund for the project.

Internal project cost estimates prepared by the Massachusetts Division of the Federal Highway Administration as of September 27, 2000 totaled $13.8 billion. The Division indicated at that time that the estimates used by the Turnpike Authority in preparing the October 1, 2000 finance plan constituted a reasonable representation of expected costs to be used as a basis for budgetary planning.

On October 23, 2000 the President of the United States approved legislation providing for appropriations for the U. S. Department of Transportation and related agencies for the federal fiscal year ending September 30, 2001. The legislation provides that the U. S. Secretary of Transportation is to withhold obligation of federal funds and all project approvals for the Central Artery/Ted Williams Tunnel project in federal fiscal year 2001 and thereafter unless the Secretary has approved the annual update of the project finance plan (approval of the October 1, 2000 finance plan need not occur until December 1, 2000) and has determined that the Commonwealth is in full compliance with the June 22, 2000 project partnership agreement described above and is maintaining a balanced statewide transportation program, including spending at least $400 million each year for construction activities and transportation projects other than the Central Artery/Ted Williams Tunnel project. In addition, the legislation limits total federal funding to $8.549 billion, as previously contemplated by the Federal Highway Administration's May 8, 2000 letter described above. This limit is consistent with the October 1, 2000 finance plan. Finally, the legislation ties future federal funding for the project to an annual finding by the Inspector General of the U. S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance. Should any federal assistance be withheld from the project pursuant to such legislation, such funding would nonetheless be available to the Commonwealth for projects other than the Central Artery/Ted Williams Tunnel project. Moreover, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the project.

On November 29, 2000 the Office of Inspector General of the U. S. Department of Transportation found the October 1, 2000 finance plan to be consistent with Federal Highway Administration guidance and to contain reasonable estimates of the projected cost, funding and schedule for the project, and on the same day the plan was accepted by the Federal Highway Administration.

Other Factors. Many factors affect the financial condition of the Commonwealth, including many social environmental, and economic conditions, which are beyond the control of the Commonwealth. As with most urban states, the continuation of many of the Commonwealth's programs, particularly its human service programs, is in significant part dependent upon continuing federal reimbursements which have been declining.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate.

The economy of Puerto Rico is fully integrated with that of the United States. In fiscal 1999, trade with the United States accounted for approximately 87% of Puerto Rico's exports and approximately 60% of its imports. In this regard, in fiscal 1999 Puerto Rico experienced a $9.6 billion positive adjusted merchandise trade balance.

Gross product in fiscal 1995 was $28.5 billion ($26 billion in 1992 prices) and gross product in fiscal 1999 was $38.2 billion ($29.8 billion in 1992 prices). This represents an increase in gross product of 34.4% from fiscal 1995 to 1999 (14.8% in 1992 prices).

Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1999, aggregate personal income was $37.2 billion ($33 billion in 1992 prices) and personal per capita income was $9,674 ($8,571 in 1992 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1999 were $8.1 billion, of which $5.3 billion, or 65.4%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veteran's Benefits, Medicare, and U.S. Civil Service retirement pensions.

Puerto Rico's economic expansion, which has lasted over ten years, continued throughout the five-year period from fiscal 1995 through fiscal 1999. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind the continued expansion included Government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, increases in the level of federal transfers, low oil prices, and the relatively low cost of borrowing funds during the period.

The performance of the economy during fiscal 2000 and 2001 will be affected principally by the performance of the United States economy and by the increase in oil prices and, to a lesser extent, by the level of interest rates. Since Puerto Rico is heavily dependent on oil imports for its energy needs, if oil prices remain at their current high level for a long period of time, that could have an adverse effect on the level of economic activity in Puerto Rico.

Average employment increased from 1,051,000 in fiscal 1995, to 1,158,000 in fiscal 2000. Average unemployment decreased from 13.8% in fiscal 1995, to 12.5% in fiscal 1999. According to the Labor Department's Household Employment Survey, during fiscal 2000, total employment increased 1.1% over the same period in fiscal 1999. Total monthly employment averaged 1,158,500 during fiscal 2000, compared to 1,145,900 in fiscal 1999. Unemployment, although at relatively low historical levels, remains above the U.S. average.

Puerto Rico has a diversified economy. During the period between fiscal 1995 and 1999, the manufacturing and services sectors generated the largest portion of gross domestic product. Three sectors of the economy provide the most employment: manufacturing, services, and government. Manufacturing is the largest sector in the economy accounting in terms of gross domestic product for $26.3 billion or 43.8% of gross domestic product in fiscal 1999. The manufacturing sector employed 139,663 workers as of March 2000. Manufacturing in Puerto Rico is now more diversified than during earlier phases of industrial development. In the last two decades, industrial development has tended to be more capital intensive and dependent on skilled labor. This gradual shift is best exemplified by heavy investment in pharmaceuticals, scientific instruments, computers, microprocessors, medical products, and electrical products industries in Puerto Rico over the last decade. While total employment in the manufacturing sector decreased by 13,610 from March 1997 to March 2000, other indicators of the manufacturing sector suggest that manufacturing production did not decrease. Average weekly hours worked increased 6%, industrial energy consumption increased 6.2%, and exports increased 63.5% from fiscal 1997 to fiscal 2000. Thus, the reduction in manufacturing employment occurred during a period of significant expansion in real manufacturing output, as reflected in the growth of exports. This trend suggests a significant increase in manufacturing productivity. Most of the decreases in employment have been concentrated in the labor-intensive industries, particularly apparel, textile, and tuna manufacturing. In fiscal 2000, 73 manufacturing plants closed their operations, and the number of jobs lost from those closings amounted to 2,691, compared to 54 plant closings and 2,369 jobs lost in fiscal 1999. Employment commitments from companies making new investments and from companies expanding their existing operations increased 51.2% from fiscal 1999 to fiscal 2000. For fiscal 2000, commitments for new employment and new investment (machinery and equipment) amounted to 29,275 and $835.3 million, respectively.

The services sector, which includes wholesale and retail trade and finance, insurance, real estate, hotels and related services, and other services, ranks second in its contribution to gross domestic product and it is the sector that employs the greatest number of people. In fiscal 1999, the service sector generated $22.2 billion in gross domestic product or 37.1% of the total. Employment in this sector grew from 495,160 in fiscal 1995 to 577,921 in fiscal 1999, a cumulative increase of 16.7%. This increase was greater than the 9.1% cumulative growth in total employment over the same period. Wholesale and retail trade, finance, insurance, and real estate have experienced significant growth in the fiscal 1995 to 1999 period, as measured by gross domestic product. Gross domestic product in wholesale and retail trade increased from $6.0 billion in fiscal 1995 to $7.9 billion in fiscal 1999. In finance, insurance, and real estate, gross domestic product increased from $5.7 billion in fiscal 1995 to $8.3 billion in fiscal 1999. There are now seventeen commercial banks and trust companies currently operating in Puerto Rico of which one is a U.S. major money center bank, three are foreign banks, and thirteen are local banks and trust companies. Total assets of these institutions as of June 30, 1999 were $45.3 billion. In addition, six major securities firms operate in the island.

 The government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 1999, the government accounted for $5.5 billion of Puerto Rico's gross domestic product, or 9.2% of the total, and provided 245,865 jobs or 21.4% of the total employment. The government sector employment does not include data relating to public corporations, which are included in other sectors. These public corporations include significant employers such as the Electric Power Authority and the Aqueduct and Sewer Authority. The government's (including the public corporations) share of employment, measured according to the payroll survey, has diminished from 34.9% in calendar 1980, to 32.9% in calendar 1992, to 27.6% in calendar 1999. On February 25, 1998, the Governor signed into law Act No. 45, which permits the unionization of government employees (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; annual salary increases are limited; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. Negotiations of non-economic conditions with government employees pursuant to this bill commenced in fiscal 2000 and negotiations of economic conditions will commence in fiscal 2001.

The construction industry has experienced real growth since fiscal 1987. During the period from fiscal 1996 through fiscal 1998 construction investment increased 54%. In fiscal 1999, investment in construction rose to an unprecedented $6.6 billion, an increase of 23.9% as compared to $5.4 billion for fiscal 1998. The strong growth in the construction industry resulted from increased public and private investment in the past few years. Nominal public investment in key infrastructure projects increased 9.1% in fiscal 1999 and 5.7% in fiscal 1998. Private construction investment, particularly in housing and hotels, increased 41.0% in fiscal 1999 and 25.9% in fiscal 1998. In fiscal 1999 private construction investment exceeded public investment for the first time since 1974. The growth in private construction investment during fiscal 1999 is attributable primarily to the high level of housing reconstruction carried out in response to the damages caused by Hurricane Georges. During fiscal year 1999, the total value of construction permits increased 17.2% and cement sales increased 6.7% in comparison with fiscal 1998. In fiscal 1999, the average employment in the construction sector was 77,771, an increase of 12.7% over fiscal 1998. The Planning Board's construction investment forecast for fiscal 2000, made in July 1999, projected a nominal increase of 11.9% attributable primarily to the construction of large infrastructure projects, commercial projects and other investments related to the damages caused by Hurricane Georges.

During the first eleven months of fiscal year 2000, the total value of construction permits increased 46.5 % and total cement sales decreased 0.8% in comparison with the same period in fiscal 1999. The average employment in the construction sector during the first eleven months of fiscal 2000 was 85,386, an increase of 10.3% over the same period in fiscal 1999.

Tourism also contributes significantly to the island economy, accounting for 6.4% of the island's gross domestic product in fiscal 1998. Total visitor's expenditures accounted for 5.6% of the island's gross product in fiscal 1999, compared to 6.4% in fiscal 1998. Visitors' expenditures and the number of visitors to the island had grown consistently from 1985 to 1998, reaching $2.2 billion, and more than 4.6 million, respectively, in fiscal 1998. In fiscal 1999, however, the number of visitors to the island decreased to 4.2 million and visitors' expenditures decreased to $2.1 billion, a decrease of 4.2% compared to fiscal 1998, due in part to the effect of Hurricane Georges, which struck the island in September 1998. The number of persons registered in tourist hotels during fiscal 1999, however, increased 1.1% over the number registered for fiscal 1998. The average occupancy rate in tourist hotels during fiscal 1999 was 75.4% compared to 70.9% in fiscal 1998. The average number of rooms rented in tourist hotels increased 6.8% during fiscal 1999 compared with fiscal 1998. These increases are due in part to the increased marketing by the Government of Puerto Rico, the trends in U.S. economy, and increased hotel usage by Puerto Rico residents. Since fiscal 1992, a number of major hotels have undergone substantial renovation and more than 2,680 new rooms have been added with the opening of several major hotels. Various international hotel corporations have recently made substantial capital investments to develop additional tourist facilities. As of June 30, 2000, the total number of hotel rooms was 11,928 with the completion and renovation of several new hotels. A major reason for this increase in rooms has been the initiatives of the New Economic Model that encourage private development in tourism projects.

During the first ten months of fiscal 2000 the number of persons registered in tourist hotels was 1,194,817, an increase of 0.6% over the number registered for the same period in fiscal 1999. The average occupancy rate in tourist hotels during this period was 74.4% compared to 75.1% in fiscal 1999. The average number of rooms rented in tourist hotels increased 1.8% during the first ten months of fiscal 2000 compared with the same period of fiscal 1999.

San Juan has become the largest homeport for cruise ships in the Caribbean and the second largest home for cruise ships in the world.

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and quality of produce, and stimulating import substitution where economically feasible. During fiscal 1999, gross income from agriculture was $668.4 million, a decrease of 5.5% in comparison with fiscal 1998 due in part to the effects of Hurricane Georges, which struck the island in September 1998. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, cattle products, farinaceous vegetables, fruits, and other products. Recently, cattle products, non-traditional crops, and livestock products have contributed a higher percentage of the sector's income.

The Government of Puerto Rico supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225, approved December 1, 1995, increased the tax benefits available to bona fide farmers. The Act provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes, and tariff payments. It also provides full income tax exemption for interest income from bonds, notes, and other debt instruments to be issued by financial institutions to provide financing to agricultural business. Subsequent legislation imposed an aggregate annual limitation of $15 million on the investment tax credits available under Act. No. 225.

The present administration has developed and is implementing a new economic development program, which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, which is referred to as the New Economic Model, promotes changing the role of the Government from one of being a provider of most basic services to that of a facilitator for private sector initiatives and encourages private sector investment by reducing Government-imposed regulatory restraints.

The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by the private enterprise. One of these initiatives has been the adoption of a new tax code intended to expand the tax base, reduce top personal and corporate tax rates, and simplify the tax system. Another initiative is the improvement and expansion of Puerto Rico's infrastructure to facilitate private sector development and growth, such as the construction of the water pipeline, cogeneration facilities, and the construction of a light rail system for the San Juan metropolitan area.

The New Economic Model also seeks to identify and promote areas in which Puerto Rico can compete more effectively in the global markets. Tourism has been identified as one such area because of its potential for job creation and contribution to the gross product. In 1993, a new Tourism Incentives Act was enacted providing special tax incentives for the development of new hotel projects. In November 1993, the Tourism Development Fund was created for the purpose of promoting capital investments in and providing financing to entities that contribute to the development of the tourism industry. As a result of these initiatives, new hotels have been constructed or are under construction, which have increased the number of hotel rooms on the island from 8,415 in fiscal 1992 to 11,928 at the end of fiscal 2000 and to a projected 12,650 by the end of fiscal 2000.

The New Economic Model also seeks to reduce the size of the Government's direct contribution to gross domestic product. As part of this goal, the Government has transferred certain governmental operations and sold a number of its assets to private parties. Among these are: (i) the Government sold the assets of the Puerto Rico Maritime Shipping Authority; (ii) the Aqueduct and Sewer Authority executed a construction and operating agreement with a private consortium for the design, construction, and operation of an approximately 75 million gallon per day pipeline to deliver water to the San Juan metropolitan area and other municipalities along the north coast from the Dos Bocas reservoir in Utuado; (iii) the Electric Power Authority executed power purchase contracts with private power producers under which two cogeneration plants (with a total capacity of approximately 961 megawatts), using fuels other than oil, will be constructed, operated and owned by these producers; (iv) the Corrections Administration entered into operating agreements with two private companies for the operation of three new correctional facilities; (v) the Government entered into a definitive agreement to sell certain assets of a pineapple juice processing business and sold certain mango growing operations; (vi) the Government has also transferred to local sugar cane growers certain sugar processing facilities; (vii) the Government sold three hotel properties and is currently negotiating the sale of a complex consisting of two hotels and a convention center; and (viii) the Government sold a controlling interest in the Puerto Rico Telephone Company ("PRTC"), a subsidiary of the Telephone Authority, to a consortium led by GTE International Telecommunications Incorporated.

One of the goals of the Rosselló administration is to change Puerto Rico's public health care system from one in which the Government provides free health services to low income individuals through public health facilities owned and administered by the Government to one in which all medical services are provided by the private sector and the Government provides comprehensive health insurance coverage for qualifying (generally low income) Puerto Rico residents. Under this new system, the Government selects, through a bidding system, one private health insurance company in each of several designated regions of the island and pays such insurance company the insurance premium for each eligible beneficiary within such region. This new health insurance system is now covering all municipalities on the island. The total cost of this program will depend on the number of municipalities included in the program, the number of participants receiving coverage, and the date coverage commences. As of July 28, 2000, approximately 1.75 million persons were participating in the program at an estimated annual cost to Puerto Rico for fiscal 2000 of approximately $1.07 billion, of which approximately $833 million will be covered by appropriations from the General Fund. It is expected that the number of participants will increase to approximately 2.16 million persons by the end of fiscal 2001. The required insurance premiums will increase to approximately $1.38 billion and the required appropriations from the General Fund will increase to approximately $1.1 billion. In conjunction with this program, the operation of certain public health facilities has been transferred to private entities. The Government's current privatization plan for health facilities provides for the transfer of ownership of all health facilities to private entities. The Government has sold forty-eight health facilities to private companies and to municipal Governments and is currently in the process of closing the sale of twenty additional health facilities to such companies. In addition, the Government recently published a final notice stating its intention to privatize the remaining eleven health facilities.

Since 1948, Puerto Rico has promulgated various industrial incentive laws designed to stimulate industrial investment. Under these laws, companies engaged in manufacturing and certain other designated activities are eligible to receive full or partial exemption from income, property, and other taxes. The most recent of these laws is Act No. 135 of December 2, 1997 (the "1998 Tax Incentives Law"), a new industrial incentives law aimed at attracting and retaining foreign investment in Puerto Rico.

The benefits provided by the 1998 Tax Incentives Law are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. Activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Law imposes income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes. The 1998 Tax Incentives Law also provides various special deductions designated to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Law, companies are able to repatriate or distribute their profits free of dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the government of Puerto Rico, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period will be subject to a 4% income tax rate.

For many years Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993, provides exemptions from income, property, and municipal license taxes for a period of up to 10 years. In addition, it provides certain tax credits for qualifying investments in hotel development projects.

As part of the incentives to promote the tourism industry, the Government of Puerto Rico established the Tourism Development Fund as subsidiary of GDB with the authority to make investments in, or provide financing to, entities that contribute to the development of the tourism industry. The Fund was initially capitalized with $50,000,000 and was authorized to provide financial guarantees for financing hotel development projects. To date the Fund has provided financial guarantees to private entities issuing bonds or borrowing funds to finance the development of seven hotel projects, which provided approximately 1,500 new hotel rooms.

For many years, U.S. companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company could claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures on wages and other wage related benefits and other qualifying expenditures (the "economic activity limitation," also known as the "wage credit limitation"). As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the U.S. Congress and signed into law by President Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit, as described below, is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations (as defined below) to the extent substantially new operations are established in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico. The Section 30A Credit and the remaining Section 936 credit are discussed below.

Section 30A. The 1996 Amendments added a new Section 30A to the Code. Section 30A permits a "qualifying domestic corporation" ("QDC") that meets certain gross income tests (which are similar to the 80% and 75% gross income tests of Section 936 of the Code discussed below) to claim a credit (the "Section 30A Credit") against the federal income tax imposed on taxable income derived from sources outside the United States from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business ("possession income").

A QDC is a U.S. corporation which (i) was actively conducting a trade or business in Puerto Rico on October 13, 1995, (ii) had a Section 936 election in effect for its taxable year that included October 13, 1995, (iii) does not have in effect an election to use the percentage limitation of Section 936(a)(4)(B) of the Code, and (iv) does not add a "substantial new line of business."

The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages, (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property, and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

A QDC electing Section 30A of the Code may compute the amount of its active business income eligible for the Section 30A Credit, by using either the cost-sharing formula, the profit-split formula, or the cost-plus formula, under the same rules and guidelines prescribed for such formulas as provided under Section 936 (see discussion below). To be eligible for the first two formulas, the QDC must have a significant presence in Puerto Rico.

In the case of taxable years beginning after December 31, 2001, the amount of possession income that would qualify for the Section 30A Credit would be subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995 (the "income cap").

Section 30A applies only to taxable years beginning after December 31, 1995 and before January 1, 2006.

Section 936. Under Section 936 of the Code, as amended by the 1996 Amendments, and as an alternative to the Section 30A Credit, U.S. corporations that meet certain requirements and elect its application ("Section 936 Corporations") are entitled to credit against their U.S. corporate income tax, the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico ("active business income") and from the sale or exchange of substantially all assets used in the active conduct of such trade or business. To qualify under Section 936 in any given taxable year, a corporation must derive for the three-year period immediately preceding the end of such taxable year (i) 80% or more of its gross income from sources within Puerto Rico and (ii) 75% or more of its gross income from the active conduct of a trade or business in Puerto Rico.

Under Section 936, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (A) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles and other functions carried out in Puerto Rico provided it makes a cost sharing payment in the amount required under section 936; (B) a profit-split formula, whereby it is allowed to claim 50% of the combined net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (C) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico. To be eligible for the first two formulas, the Section 936 Corporation must have a significant business presence in Puerto Rico for purposes of the Section 936 rules.

As a result of the 1993 Amendments and the 1996 Amendments, the Section 936 credit is only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income limitation and is limited in amount to 40% of the credit allowable prior to the 1993 Amendments, subject to a five-year phase-in period from 1994 to 1998 during which period the percentage of the allowable credit is reduced from 60% to 40%.

In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit will be subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years beginning in 2006.

Proposal to Extend the Phaseout of Section 30A. During 1997, the Government of Puerto Rico proposed to Congress the enactment of a new permanent federal incentive program similar to that provided under Section 30A. Such a program would provide U.S. companies a tax credit based on qualifying wages paid and other wage-related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998, fiscal 1999, and fiscal 2000 budgets submitted by President Clinton to Congress included a proposal to modify Section 30A to (i) extend the availability of the Section 30A Credit indefinitely; (ii) make it available to companies establishing operations in Puerto Rico after October 13, 1995; and (iii) eliminate the income cap. This proposal was not included in the 1998, 1999, or 2000 budgets approved by Congress. The fiscal 2001 budget submitted by President Clinton included a proposal to extend the Section 30A Credit for three years and make it available to companies establishing new operations, but would make the credit subject to the existing income cap. Two bills were recently introduced in Congress in one case to extend the Section 30A Credit until 2009 and in the other extend it until the Puerto Rico economy reaches a level closer to that of the U.S. economy. Both bills would make the Section 30A Credit applicable to newly established companies and new lines of businesses and would remove the income cap. While the Government of Puerto Rico plans to continue lobbying for these proposals, it is not possible at this time to predict whether the Section 30A Credit will be so modified.

Outlook. The Government of Puerto Rico believes that the phase out of Section 936 and 30A will not have a significant adverse effect on the economy of Puerto Rico. It believes that, notwithstanding the loss of the federal income tax benefits provided by Sections 936 and 30A, the tax and other benefits offered by Puerto Rico to U.S. and foreign investors will enable it to continue attracting and retaining investments in manufacturing and service operations. Some of the factors which the Government believes will continue to make Puerto Rico an attractive jurisdiction for U.S. and foreign companies to conduct manufacturing and service operations include: low Puerto Rico corporate tax rates ranging from 2% to 7%; "super deductions" for job training and research and development; availability of industrial facilities at competitive rental rates; an accelerated permitting process; availability of a highly skilled and educated labor force and a well developed infrastructure for business operations, including a sophisticated legal and financial system and modern and reliable electric, transportation, and telecommunications networks. One of the reasons the Government believes that many U.S. corporations formerly operating under Section 936 will remain in Puerto Rico during and after the phase out of Section 936 and 30A is that, since the beginning of the phase out period, many of them have converted from U.S. corporations to foreign corporations, including Puerto Rico corporations. As a result, these corporations will be able to defer the payment of federal income taxes on the profits generated by their manufacturing and service operations in Puerto Rico until such time as such profits are distributed to their U.S. parent company. The Government believes that this deferral, coupled with the local tax exemption and other benefits offered by Puerto Rico, is sufficient to offset the loss of the credits provided by Sections 936 and 30A. Another reason is that many companies have obtained new grants of tax exemption under the 1998 Tax Incentives Law and have made commitments to increase their employment and make new capital investments. Since fiscal 1997, 234 companies have either established new operations in Puerto Rico or expanded their existing operations in Puerto Rico. The level of exports of manufactured products and other economic indicators suggest that so far the level of manufacturing operations has remained strong during this phase out period. While the Government believes that these indicators suggest that the economy will not be affected significantly by the elimination of Sections 936 and 30A, there can be no assurance that such phase out will not have an adverse effect on the economy.

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes, and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Historically, the Commonwealth has maintained a fiscal policy, which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. During fiscal 1996, 1997, and 1998, however, public sector debt increased at a greater rate than the growth of gross product due to an increase in the amount incurred to finance certain key infrastructure projects, which are important to the development of the economy and are expected to produce long term economic benefits, and debt incurred to refinance outstanding debt to enable Puerto Rico to benefit from the historically low levels of interest rates and realize debt service savings. From fiscal 1996 to 1999, public sector debt increased 28.7% while gross product increased 25.9%. During fiscal 1999, public sector debt increased 1.6% while gross product increased 9.2%. One of the reasons why the growth in public sector debt during fiscal 1999 was much lower than in prior fiscal years is that during fiscal 1999 $756 million principal amounts of bonds of the Telephone Authority were defeased in connection with the sale to a private company of a controlling interest in PRTC. Without such defeasance, public sector debt would have grown 5.2% during fiscal 1999. The trend of higher levels of growth of public sector debt relative to the growth in gross product is expected to continue during the next fiscal years, as the level of public sector capital investments remains high.

Public employees of the Government of Puerto Rico and its instrumentalities are covered by five retirement systems: The Employees Retirement System of the Government of Puerto Rico and its Instrumentalities (the "Employees Retirement System"), the Annuity and Pension System for the Teachers of Puerto Rico (the "Teachers Retirement System"), the Commonwealth of Puerto Rico Judiciary Retirement System (the "Judiciary Retirement System"), the Retirement System of the University of Puerto Rico (the "University Retirement System"), and the Employees Retirement System of Puerto Rico Electric Power Authority (the "Electric Power Authority Retirement System").

The University Retirement System and the Electric Power Authority Retirement System apply to employees of the University of Puerto Rico and Electric Power Authority, respectively. The Government of Puerto Rico is not required to contribute directly to those two systems, although a large portion of University revenues are derived from legislative appropriations.

The Teachers Retirement System primarily covers public school teachers, the Judiciary Retirement System covers judges, and the Employees Retirement System covers all other employees of the Government of Puerto Rico, its municipalities, and instrumentalities. As of June 30, 1999, the total number of active members of the three systems was as follows: Employees Retirement System, 158,000; Teachers Retirement System, 48,122; and Judiciary Retirement System, 355. The three systems are financed by contributions made by employers (the Government of Puerto Rico, public corporations, or municipalities), employees, and investment income. The government is responsible for approximately 66% of total employer contributions to the Employees Retirement System and 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employees are determined by statute. Required contributions to the systems by employers are determined by statute with respect to the Teachers Retirement System and, with respect to the Employees and Judiciary Retirement Systems, by the Administrators of the Systems.

As of July 30, 1999, the total pension benefit obligation for the Employees Retirement System and the Judiciary Retirement System was $8,308,000,000 and $118,200,000, respectively, and the unfounded pension benefit obligation for the same period was $6,450,000,000 and $44,300,000, respectively representing a funding ratio of 22% and 62%, respectively. As of June 30, 1999, the accrued pension liability of the Teachers Retirement System was $2,904,195,938, the value of assets amounted to $2,313,730,000 representing a funding ratio of 79.67% and the resulting unfounded accrued liability was $590,465,938, a decrease of $194,037,629 from the prior valuation made as of June 30, 1998.

On February 1, 1990, the Legislature of Puerto Rico enacted Act No. 1 amending the organic act of the Employees Retirement System to reduce the future pension liabilities of the Employees Retirement System. Among other provisions, the legislation increased the level of contribution to the System and limited the retirement benefits for new employees by increasing the length of time for the vesting of certain benefits and reducing the level of benefits in the case of early retirement. The legislation also reduced the level of occupational disability benefits and death benefits received by new employees. Also, Act No. 305 of September 24, 1999, further amends the organic act of the Employees Retirement System to change it, prospectively, from a defined benefit system to a defined contribution system. The individual account of each current employee is credited initially with an amount equal to his aggregate contributions to the Employees Retirement System, plus interest. Current employees who do not elect to transfer to the new defined contribution system will continue accruing benefits under the current defined benefits system. The individual account of each participant of the new defined contribution system is credited monthly with the participant's contribution and is credited semiannually with a rate of return based on either of two notional investment returns. The Government does not credit such accounts with any contribution. Instead, Government contributions will now be used completely to reduce the unfunded accumulated pension liability of the Employees Retirement System.

Based on actuarial studies conducted by the actuary of the Employees Retirement System, it is expected that the implementation of the defined contribution system will allow the Government to reduce the current actuarial deficit of the Employees Retirement System. Also, the law approving the sale of a controlling interest in PRTC to a consortium led by GTE International Telecommunications Incorporated provides that any future proceeds received by the Government from the sale of its remaining 43% stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. It is recognized that it will be necessary to further strengthen the finances of the Teachers Retirement System in order to assure that combined contributions and investment income continue to exceed benefit payments, avoiding the possible future draw down of assets.

The fiscal year of the Government of Puerto Rico begins each July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Office of Management and Budget ("OMB"), working with the Planning Board, the Department of the Treasury, and the other government offices and agencies. Section 7 of Article VI of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

The annual budget, which is developed utilizing elements of program budgeting and zero-base budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under: (i) laws existing at the time the budget is submitted; and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislature may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislature, the budget is referred to the Governor who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislature with his objections. The Legislature, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the end of the fiscal year, the annual budget for the preceding fiscal year as originally approved by the Legislature and the Governor is automatically renewed for the ensuing fiscal year until the Legislature and the Governor approve a new budget. This permits the Government of Puerto Rico to continue to make payments of its operating and other expenses until a new budget is approved.

Act No. 147 of June 18, 1980 created a Budgetary Fund, as amended (the "Budgetary Fund Act"), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, honor the public debt, and provide for unforeseen circumstances in the provision of public services. The Budgetary Fund Act was amended in 1994 to require that an annual legislative appropriation equal to one third of one percent (.33%) of the total budgeted appropriations for each fiscal year be deposited in the Budgetary Fund. In 1997, the Budgetary Fund Act was further amended to increase the annual legislative appropriation required to be deposited in the Budgetary Fund to one percent (1%) of the total revenues of the preceding fiscal year, beginning in fiscal year 2000. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed six percent (6%) of the total appropriations included in the budget for the preceding fiscal year. The balance of the Budgetary Fund as of June 30, 2000 is expected to be approximately $62 million.

In Puerto Rico, the central government has many functions which in the fifty states are the responsibility of local government, such as providing public education and police and fire protection. The central government also makes large annual grants to the University of Puerto Rico and to the municipalities. The grants to the University of Puerto Rico are included in current expenses for education and the debt service on general obligation bonds is included in current expenses for debt service. Debt service on Sugar Corporation notes paid by the Government of Puerto Rico is included in current expenses for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Bank and Finance Agency mortgage subsidy bonds paid by the Government of Puerto Rico is included in current expenses for housing.

Approximately 25.2% of the General Fund is committed, including debt service on direct debt of the Commonwealth and on the debt of the Sugar Corporation, municipal subsidies, grants to the University of Puerto Rico, contributions to Aqueduct and Sewer Authority, and rental payments to Public Building Authority, among others.

In the fiscal 2000 budget, revenues and other resources of all budgetary funds total $10,637,811,000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal 2000 are accounted for by increases in corporation income taxes (up $207,841,000), personal income taxes (up $196,113,000), income tax withheld from non-residents (up $180,996,000), federal excise tax on off-shore shipments (up $28,849,000), lottery revenues (up $23,438,000), general excise tax of 5% (up $8,646,000), registration and document certification fees (up $5,644,000), excise tax on alcoholic beverages (up $5,535,000), and decreases in the special excise tax on certain petroleum products (down $20,056,000) and customs revenue (down $6,335,000).

Current expenses and capital improvements of all budgetary funds total $11,225,813,000, an increase of $474,591,000 from fiscal 1999. The major changes in General Fund expenditures by program in fiscal 2000 are: increases in general government (up $155,519,000), health (up $119,028,000), debt service (up $89,804,000), contributions to municipalities (up $66,794,000), welfare (up $45,326,000), education (up $28,614,000), transportation and communications (up $15,673,000), special pension contributions (up $3,792,000), and housing (up $1,355,000), and decreases in other debt service (down $58,691,000), public safety and protection (down $44,133,000), and economic development (down $20,800,000).

The general obligation bond authorization for the fiscal 2000 budget was $475,000,000.

In the fiscal 2001 budget proposal revenues and other resources of all budgetary funds total $11,251,387,000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal 2001 are accounted for by increases in personal income taxes (up $153,000,000), corporation income taxes (up $94,000,000), income tax withheld from non-residents (up $72,000,000), federal excise taxes on off-shore shipments (up $67,000,000), general excise tax of 5% (up $46,000,000), excise tax on motor vehicles and accessories (up $30,000,000), special excise tax on certain petroleum products (up $20,000,000), registration and document certification fees (up $10,000,000), excise tax on alcoholic beverages (up $9,000,000), and decreases in tollgate taxes (down $21,000,000).

Current expenses and capital improvements of all budgetary funds total $11,713,398,000, an increase of $457,585,000 from fiscal 2000. The major changes in General Fund expenditures by program in fiscal 2001 are: increases in general government (up $232,798,000), education (up $94,320,000), health (up $62,875,000), public safety and protection (up $45,460,000), debt service (up $36,874,000), other debt service (up $17,460,000), welfare tax (up $7,061,000), special pension contributions (up $6,908,000), and contributions to municipalities (up $6,730,000), and decreases in economic development (down $41,330,000) and transportation and communications (down $5,394,000).

The general obligation bond authorization for the fiscal 2001 budget is $400,000,000.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any commissions; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services, including research, provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.

Securities may be purchased from underwriters at prices that include underwriting fees.

Ordinarily commissions are not charged on OTC orders because a fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When a fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.

Futures transactions are executed and cleared through FCMs who receive commissions for their services.

Each fund may execute portfolio transactions with brokers or dealers that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the funds. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether commissions are reasonable, neither FMR nor a fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of commissions or otherwise.

Brokers or dealers that execute transactions for a fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a fund to pay such higher commissions, FMR will make a good faith determination that the commissions are reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms.

FMR may allocate brokerage transactions to brokers or dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended January 31, 2001 and 2000, the portfolio turnover rates were 24% and 22%, respectively, for Spartan Massachusetts Municipal Income.

A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. The following table shows the brokerage commissions paid by Spartan Massachusetts Municipal Income. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. For the fiscal years ended January 31, 2001, 2000, and 1999, Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Money Market paid no brokerage commissions.

The following table shows the total amount of brokerage commissions paid by Spartan Massachusetts Municipal Income.

	Fiscal Year Ended	Total Amount Paid
Spartan MA Municipal Income	January 31
2001		$ 420
2000		$ 0
1999		$ 1,980

For the fiscal year ended January 31, 2001, the funds paid no brokerage commissions to firms for providing research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Tax-Free Bond Fund. Portfolio securities are valued by various methods. If quotations are not available, debt securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

Money Market Funds. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.

Securities of other open-end investment companies are valued at their respective NAVs.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

PERFORMANCE

A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. The share price of a fund (other than a money market fund), the yield of a fund, and return fluctuate in response to market conditions and other factors, and the value of a fund's (other than a money market fund's) shares when redeemed may be more or less than their original cost.

Yield Calculations (Money Market Funds). To compute the yield for a money market fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A money market fund also may calculate an effective yield by compounding the base period return over a one-year period. In calculating a money market fund's yield and effective yield, the yield quoted is reduced by the effect of applicable income taxes payable on the shareholder's dividends, using the maximum rate for individual income taxation. In addition to the current yield, a money market fund may quote yields in advertising based on any historical seven-day period. Yields for a money market fund are calculated on the same basis as other money market funds, as required by applicable regulation.

Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Yield Calculations (Bond Fund). Yields for the fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect the fund's short-term trading fee. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Tax-equivalent yields are calculated by dividing that portion of a fund's yield that is tax-exempt by the result of one minus the applicable specified combined federal and/or state income tax rate and adding the quotient to that portion, if any, of the fund's yield that is not tax-exempt.

The following tables show the effect of a shareholder's tax bracket on tax-equivalent yield under federal and state income tax laws for 2001. The first table shows applicable effective income tax rates at various income brackets for 2001. The second table shows, for tax-exempt securities with different yields, the yield on a taxable security that is approximately equivalent to the tax-exempt security's yield after taking into account the effect of various effective income tax rates on the taxable security. Of course, no assurance can be given that a fund will have any specific yield. While each fund invests principally in securities whose interest is exempt from federal and applicable state income tax, some portion of the distributions paid by the fund may be taxable.

Use the first table to find your approximate effective income tax rate taking into account federal and state income taxes for 2001.

2001 TAX RATES***

Taxable Income*
Single Return			Joint Return			Federal Marginal Rate	Massachusetts State Marginal Rate	Combined Federal and State Effective Rate**
$ 27,051	-	$ 65,550	$ 45,201	-	$ 109,250	28.00%	5.60%	32.03%
$ 65,551	-	$ 136,750	$ 109,251	-	$ 166,450	31.00%	5.60%	34.86%
$ 136,751	-	$ 297,300	$ 166,451	-	$ 297,300	36.00%	5.60%	39.58%
$ 297,301	-	and over	$ 297,301	-	and over	39.60%	5.60%	42.98%

* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.

** Assumes a shareholder itemizes deductions. Excludes the impact of any alternative minimum tax, the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal income tax rate. An increase in a shareholder's marginal income tax rate would increase that shareholder's tax-equivalent yield.

*** Does not take into account local income taxes, if any, payable on fund distributions.

Having determined your effective income tax rate, use the following table to determine the tax-equivalent yield for a given tax-exempt security's yield.

	If your combined federal and state effective income tax rate in 2001 is:
	32.03%	34.86%	39.58%	42.98%
If a tax-exempt security's yield is:	The tax-equivalent yield would be:
2.0%	2.94%	3.07%	3.31%	3.51%
3.0%	4.41%	4.61%	4.97%	5.26%
4.0%	5.89%	6.14%	6.62%	7.02%
5.0%	7.36%	7.68%	8.28%	8.77%
6.0%	8.83%	9.21%	9.93%	10.52%
7.0%	10.30%	10.75%	11.59%	12.28%

A fund may invest a portion of its assets in securities that are subject to federal and/or state income taxes. When a fund invests in these securities, its tax-equivalent yield may be lower. In the table above, the tax-equivalent yields are calculated assuming securities are 100% exempt from federal and state income taxes.

Return Calculations. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns may or may not include the effect of a fund's short-term trading fee, the effect of a fund's small account fee, or the effect of a fund's account closeout fee. Excluding a fund's short-term trading fee, small account fee,. or account closeout fee from a return calculation produces a higher return figure. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Net Asset Value. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

Historical Bond Fund Results. The following table shows the fund's yield, tax-equivalent yield, and returns for the fiscal periods ended January 31, 2001.

Historical Money Market Fund Results. The following table shows each fund's 7-day yield, tax-equivalent yield, and returns for the fiscal periods ended January 31, 2001.

For Spartan Massachusetts Municipal Income, returns do not include the effect of the fund's 0.50% short-term trading fee, applicable to shares purchased after April 16, 2001 that are held for less than 30 days.

The tax-equivalent yields for Massachusetts Municipal Money Market, Spartan Massachusetts Municipal Money Market, and Spartan Massachusetts Municipal Income are based on a combined effective federal and state income tax rate of 39.58%.

As of January 31, 2001, an estimated 13.74% of Massachusetts Municipal Money Market's income was subject to state income taxes. Note that Massachusetts Municipal Money Market may invest in securities whose income is subject to the federal alternative minimum tax.

As of January 31, 2001, an estimated 5.88% of Spartan Massachusetts Municipal Money Market's income was subject to state income taxes. Note that Spartan Massachusetts Municipal Money Market may invest in securities whose income is subject to the federal alternative minimum tax.

As of January 31, 2001, none of Spartan Massachusetts Municipal Income's income was subject to state income taxes. Note that Spartan Massachusetts Municipal Income may invest in securities whose income is subject to the federal alternative minimum tax.

			Average Annual Returns			Cumulative Returns
	Seven-Day Yield	Tax- Equivalent Yield	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
MA Municipal Money Market	3.78%	6.24%	3.58%	3.05%	2.84%	3.58%	16.21%	32.30%
			Average Annual Returns			Cumulative Returns
	Seven-Day Yield	Tax- Equivalent Yield	One Year	Five Years	Life of Fund*	One Year	Five Years	Life of Fund*
Spartan MA Municipal Money Market	3.80%	6.28%	3.61%	3.13%	3.00%	3.61%	16.64%	34.05%

* From March 4, 1991 (commencement of operations).

			Average Annual Returns			Cumulative Returns
	Thirty-Day Yield	Tax- Equivalent Yield	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Spartan MA Municipal Income	4.37%	7.23%	13.11%	5.53%	7.09%	13.11%	30.86%	98.30%

The returns in the preceding table do not include the effect of the $5 account closeout fee for Spartan Massachusetts Municipal Money Market.

Note: If FMR had not reimbursed certain fund expenses during these periods, Spartan Massachusetts Municipal Money Market's returns would have been lower.

The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the Standard & Poor's 500SM  Index (S&P 500®), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in debt securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the past 10 fiscal periods ended 2001 or life of fund, as applicable, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

During the 10-year period ended January 31, 2001, a hypothetical $10,000 investment in Massachusetts Municipal Money Market would have grown to $13,230.

MA MUNICIPAL MONEY MARKET					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2001	$ 10,000	$ 3,230	$ 0	$ 13,230	$ 49,606	$ 49,943	$ 13,009
2000	$ 10,000	$ 2,773	$ 0	$ 12,773	$ 50,057	$ 49,410	$ 12,533
1999	$ 10,000	$ 2,428	$ 0	$ 12,428	$ 45,363	$ 41,635	$ 12,207
1998	$ 10,000	$ 2,077	$ 0	$ 12,077	$ 34,239	$ 34,585	$ 12,006
1997	$ 10,000	$ 1,714	$ 0	$ 11,714	$ 26,979	$ 29,285	$ 11,820
1996	$ 10,000	$ 1,384	$ 0	$ 11,384	$ 21,354	$ 22,707	$ 11,471
1995	$ 10,000	$ 1,031	$ 0	$ 11,031	$ 15,400	$ 15,796	$ 11,166
1994	$ 10,000	$ 785	$ 0	$ 10,785	$ 15,319	$ 15,911	$ 10,862
1993	$ 10,000	$ 603	$ 0	$ 10,603	$ 13,572	$ 12,870	$ 10,594
1992	$ 10,000	$ 383	$ 0	$ 10,383	$ 12,271	$ 12,168	$ 10,260

Explanatory Notes: With an initial investment of $10,000 in Massachusetts Municipal Money Market on February 1, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $13,230. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $2,802 for dividends. The fund did not distribute any capital gains during the period.

During the period from March 4, 1991 (commencement of operations) to January 31, 2001, a hypothetical $10,000 investment in Spartan Massachusetts Municipal Money Market would have grown to $13,405.

SPARTAN MA MUNICIPAL MONEY MARKET					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living**
2001	$ 10,000	$ 3,405	$ 0	$ 13,405	$ 45,862	$ 46,813	$ 12,990
2000	$ 10,000	$ 2,938	$ 0	$ 12,938	$ 46,280	$ 46,314	$ 12,515
1999	$ 10,000	$ 2,581	$ 0	$ 12,581	$ 41,939	$ 39,026	$ 12,188
1998	$ 10,000	$ 2,214	$ 0	$ 12,214	$ 31,655	$ 32,417	$ 11,988
1997	$ 10,000	$ 1,837	$ 0	$ 11,837	$ 24,943	$ 27,450	$ 11,803
1996	$ 10,000	$ 1,492	$ 0	$ 11,492	$ 19,743	$ 21,284	$ 11,454
1995	$ 10,000	$ 1,123	$ 0	$ 11,123	$ 14,238	$ 14,806	$ 11,150
1994	$ 10,000	$ 860	$ 0	$ 10,860	$ 14,163	$ 14,914	$ 10,846
1993	$ 10,000	$ 652	$ 0	$ 10,652	$ 12,548	$ 12,064	$ 10,579
1992*	$ 10,000	$ 378	$ 0	$ 10,378	$ 11,345	$ 11,405	$ 10,245

* From March 4, 1991 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Spartan Massachusetts Municipal Money Market on March 4, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $13,405. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $2,934 for dividends. The fund did not distribute any capital gains during the period. The figures in the table do not include the effect of the fund's account closeout fee.

During the 10-year period ended January 31, 2001, a hypothetical $10,000 investment in Spartan Massachusetts Municipal Income would have grown to $19,830.

SPARTAN MA MUNICIPAL INCOME					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2001	$ 10,675	$ 8,343	$ 812	$ 19,830	$ 49,606	$ 49,943	$ 13,009
2000	$ 9,919	$ 6,859	$ 754	$ 17,532	$ 50,057	$ 49,410	$ 12,533
1999	$ 10,837	$ 6,585	$ 783	$ 18,205	$ 45,363	$ 41,635	$ 12,207
1998	$ 10,774	$ 5,705	$ 734	$ 17,213	$ 34,239	$ 34,585	$ 12,006
1997	$ 10,288	$ 4,632	$ 698	$ 15,618	$ 26,979	$ 29,285	$ 11,820
1996	$ 10,531	$ 3,914	$ 709	$ 15,154	$ 21,354	$ 22,707	$ 11,471
1995	$ 9,721	$ 2,832	$ 652	$ 13,205	$ 15,400	$ 15,796	$ 11,166
1994	$ 10,990	$ 2,294	$ 441	$ 13,725	$ 15,319	$ 15,911	$ 10,862
1993	$ 10,576	$ 1,466	$ 151	$ 12,193	$ 13,572	$ 12,870	$ 10,594
1992	$ 10,306	$ 708	$ 76	$ 11,090	$ 12,271	$ 12,168	$ 10,260

Explanatory Notes: With an initial investment of $10,000 in Spartan Massachusetts Municipal Income on February 1, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $18,884. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $5,799 for dividends and $633 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.50% short-term trading fee applicable to shares purchased after April 16, 2001 that are held for less than 30 days.

Performance Comparisons. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A bond fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A fund's performance may also be compared to that of each benchmark index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of any dividends, interest, and capital gains paid by securities included in each index. Unlike a fund's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

The bond fund may compare its performance to the Lehman Brothers Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of one year or more. Issues included in the index have been issued after December 31, 1990 and have been issued as part of an offering of at least $50 million. After December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in the index. Issues included in the index prior to January 1, 2000 have an outstanding par value of at least $3 million; while issues included in the index after January 1, 2000 have an outstanding par value of at least $5 million.

Spartan Massachusetts Municipal Income may compare its performance to that of the Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index, a market value-weighted index of Massachusetts investment-grade municipal bonds with maturities of three years or more. Issues included in the index have been issued as part of an offering of at least $20 million, have an outstanding par value of at least $2 million, and have been issued after December 31, 1990.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee an investor's principal or return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

A money market fund may compare its performance or the performance of securities in which it may invest to averages published by iMoneyNet, Inc. of Westborough, Massachusetts. These averages assume reinvestment of distributions. iMoneyNet's MONEY FUND REPORT AVERAGES(TM)/MASSACHUSETTS TAX-FREE, which is reported in iMoneyNet's MONEY FUND REPORT(TM), covers 11 tax-free money market funds.

The bond fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally subject to direct brokerage costs.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus®, a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron® number, and CUSIP number, and discuss or quote its current portfolio manager.

Volatility. A fund (other than a money market fund) may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a bond fund may also discuss or illustrate examples of interest rate sensitivity.

Momentum Indicators indicate price movements over specific periods of time for a fund (other than a money market fund). Each point on the momentum indicator represents the fund's percentage change in price movements over that period.

A fund (other than a money market fund) may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of January 31, 2001, FMR advised over $40 billion in municipal fund assets, $167 billion in taxable fixed-income fund assets, $173 billion in money market fund assets, $591 billion in equity fund assets, $17 billion in international fund assets, and $46 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing debt and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. To the extent that each fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

Each fund purchases municipal securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

Massachusetts Tax Matters. To the extent the funds' income dividends are derived from state tax-free securities, they will be free from Massachusetts personal income tax. Other distributions from the funds, including those related to long- and short-term capital gains, generally will not be exempt from Massachusetts personal income tax. Corporate taxpayers should note that the funds' income dividends and other distributions are not exempt from Massachusetts' corporate excise tax.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains. Each money market fund may distribute any net realized capital gains once a year or more often, as necessary.

As of January 31, 2001, Spartan Massachusetts Municipal Income had an aggregate capital loss carryforward of approximately $2,148,000. This loss carryforward, all of which will expire on January 31, 2009, is available to offset future capital gains.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (70), Trustee, is President of Massachusetts Municipal Money Market, Spartan Massachusetts Municipal Money Market, and Spartan Massachusetts Municipal Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and a Director of FMR Co., Inc. (2000). Abigail Johnson, Member of the Advisory Board of Fidelity Massachusetts Municipal Trust, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (39), Member of the Advisory Board of Fidelity Massachusetts Municipal Trust (1999), is Vice President of certain Equity Funds (1997). Ms. Johnson also serves as a Trustee (2001) or Member of the Advisory Board (1999) of other investment companies advised by FMR. She is Senior Vice President of FMR (1997) and a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of International Flavors & Fragrances, Inc. (2000), Rockwell International (electronics controls and communications products, 2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

RALPH F. COX (68), Trustee, is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (69), Trustee. Mrs. Davis is retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (57), Trustee (1997), is a consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Advanced Biometrics, Inc. (biometric identification technology, 2001), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). He also serves as a Member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

DONALD J. KIRK (68), Trustee, is Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

MARIE L. KNOWLES (54), Trustee (2001). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

NED C. LAUTENBACH (56), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

*PETER S. LYNCH (58), Trustee, is Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

MARVIN L. MANN (67), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals) and Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

WILLIAM O. McCOY (67), Trustee (1997). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of TeraGlobal Communications Corporation (integrated voice, video and data networking, 1999), Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

*ROBERT C. POZEN (54), Trustee (1997), is Senior Vice President of Massachusetts Municipal Money Market (1997), Spartan Massachusetts Municipal Money Market (1997), and Spartan Massachusetts Municipal Income (1997). Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board of Fidelity Massachusetts Municipal Trust (2000). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a Member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

DWIGHT D. CHURCHILL (47) is Vice President of Massachusetts Municipal Money Market (2000), Spartan Massachusetts Municipal Money Market (2000), and Spartan Massachusetts Municipal Income. He serves as President of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

BOYCE I. GREER (44) is Vice President of Massachusetts Municipal Money Market (1997) and Spartan Massachusetts Municipal Money Market (1997). He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (1997), Group Leader of Fidelity's Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995), Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1996-1997), and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

DAVID L. MURPHY (53) is Vice President of Spartan Massachusetts Municipal Income (2001). He serves as Vice President of Fidelity's Municipal Bond Funds (2001), Vice President of Fidelity's Taxable Bond Funds (2000), Group Leader of Fidelity's Bond Group (2000), Vice President of FIMM (2000), and Vice President of FMR (1998). Mr. Murphy joined Fidelity in 1989 as a manager of fixed-income funds.

NORMAN U. LIND (44) is Vice President of Massachusetts Municipal Money Market (2000) and Spartan Massachusetts Municipal Money Market (2000) and other funds advised by FMR. Prior to his current responsibilities, Mr. Lind managed a variety of Fidelity funds.

CHRISTINE JONES THOMPSON (42) is Vice President of Spartan Massachusetts Municipal Income (1998) and other funds advised by FMR. Prior to her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

ERIC D. ROITER (52) is Secretary of Massachusetts Municipal Money Market (1998), Spartan Massachusetts Municipal Money Market (1998), and Spartan Massachusetts Municipal Income (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR (1998); and Vice President and Clerk of FDC (1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

ROBERT A. DWIGHT (42) is Treasurer of Massachusetts Municipal Money Market (2000), Spartan Massachusetts Municipal Money Market (2000), and Spartan Massachusetts Municipal Income (2000). Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (42) is Deputy Treasurer of Massachusetts Municipal Money Market (2000), Spartan Massachusetts Municipal Money Market (2000), and Spartan Massachusetts Municipal Income (2000). She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

STANLEY N. GRIFFITH (54) is Assistant Vice President of Massachusetts Municipal Money Market, Spartan Massachusetts Municipal Money Market, and Spartan Massachusetts Municipal Income (1998). Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and is an employee of FMR Corp.

JOHN H. COSTELLO (54) is Assistant Treasurer of Massachusetts Municipal Money Market, Spartan Massachusetts Municipal Money Market, and Spartan Massachusetts Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

THOMAS J. SIMPSON (42) is Assistant Treasurer of Massachusetts Municipal Money Market (1996), Spartan Massachusetts Municipal Money Market (1996), and Spartan Massachusetts Municipal Income (1997). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended January 31, 2001 or calendar year ended December 31, 2000, as applicable.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d*	Abigail P. Johnson*	J. Michael Cook**	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	Donald J. Kirk	Marie L. Knowles ***
MA Municipal Money MarketB	$ 0	$ 0	$ 636	$ 692	$ 695	$ 692	$ 689	$ 429
Spartan MA Municipal Money MarketB	$ 0	$ 0	$ 223	$ 244	$ 246	$ 244	$ 243	$ 146
Spartan MA Municipal IncomeB	$ 0	$ 0	$ 352	$ 385	$ 387	$ 385	$ 384	$ 235
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 0	$ 0	$ 213,500	$ 258,000	$ 259,500	$ 258,000	$ 258,000	$ 130,500
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Peter S. Lynch*	Marvin L. Mann	William O. McCoy	Gerald C. McDonough *****	Robert C. Pozen*	William S. Stavropoulos ****	Thomas R. Williams *****
MA Municipal Money MarketB	$ 688	$ 0	$ 708	$ 692	$ 767	$ 0	$ 187	$ 597
Spartan MA Municipal Money MarketB	$ 243	$ 0	$ 250	$ 244	$ 274	$ 0	$ 62	$ 214
Spartan MA Municipal IncomeB	$ 383	$ 0	$ 394	$ 385	$ 428	$ 0	$ 102	$ 333
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 256,500	$ 0	$ 259,500	$ 258,000	$ 319,500	$ 0	$ 40,000	$ 249,000

* Interested Trustees and Interested Advisory Board Members are compensated by FMR.

** During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees.

*** During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees.

**** Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board.

***** Messrs. McDonough and Williams served on the Board of Trustees through December 31, 2000.

A Information is for the calendar year ended December 31, 2000 for 247 funds in the complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2000, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $111,000; William O. McCoy, $111,000; Gerald C. McDonough, $141,000; and Thomas R. Williams, $111,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $39,768; Ned C. Lautenbach, $46,296; William O. McCoy, $39,768; and Thomas R. Williams, $46,296.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of January 31, 2001, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. (FIMM). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

The funds, FMR, FIMM, and Fidelity Distributors Corporation (FDC) have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses (Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income). In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management-Related Expenses (Spartan Massachusetts Municipal Money Market). Under the terms of its management contract with the fund, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services and pricing and bookkeeping services.

FMR pays all other expenses of Spartan Massachusetts Municipal Money Market with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), money market insurance premiums (beginning January 1, 2004) for Spartan Massachusetts Municipal Money Market, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, Spartan Massachusetts Municipal Money Market pays FMR a monthly management fee at the annual rate of 0.50% of the fund's average net assets throughout the month.

The management fee paid to FMR by Spartan Massachusetts Municipal Money Market is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

For the services of FMR under the management contract, Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.3700%	$ 1 billion	.3700%
3 - 6.3400		50.2188
6 - 9.3100		100.1869
9 - 12.2800		150.1736
12 - 15.2500		200.1652
15 - 18.2200		250.1587
18 - 21.2000		300.1536
21 - 24.1900		350.1494
24 - 30.1800		400.1459
30 - 36.1750		450.1427
36 - 42.1700		500.1399
42 - 48.1650		550.1372
48 - 66.1600		600.1349
66 - 84.1550		650.1328
84 - 120.1500		700.1309
120 - 156.1450		750.1291
156 - 192.1400		800.1275
192 - 228.1350		850.1260
228 - 264.1300		900.1246
264 - 300.1275		950.1233
300 - 336.1250		1,000.1220
336 - 372.1225		1,050.1209
372 - 408.1200		1,100.1197
408 - 444.1175		1,150.1187
444 - 480.1150		1,200.1177
480 - 516.1125		1,250.1167
516 - 587.1100		1,300.1158
587 - 646.1080		1,350.1149
646 - 711.1060		1,400.1141
711 - 782.1040
782 - 860.1020
860 - 946.1000
946 - 1,041.0980
1,041 - 1,145.0960
1,145 - 1,260.0940
Over 1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $829 billion of group net assets - the approximate level for January 2001 - was 0.1266%, which is the weighted average of the respective fee rates for each level of group net assets up to $829 billion.

The individual fund fee rate for Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income is 0.25%. Based on the average group net assets of the funds advised by FMR for January 2001, each fund's annual management fee rate would be calculated as follows:

	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
MA Municipal Money Market	0.1266%	+	0.25%	=	0.3766%
Spartan MA Municipal Income	0.1266%	+	0.25%	=	0.3766%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for Spartan Massachusetts Municipal Money Market.

Fund	Fiscal Years Ended January 31	Amount of Credits Reducing Management Fees	Management Fees Paid to FMR
MA Municipal Money Market	2001	--	$ 9,355,892
	2000	--	$ 6,661,957
	1999	--	$ 5,185,959
Spartan MA Municipal Money Market	2001	$ 60,115	$ 4,276,551*
	2000	$ 39,539	$ 4,185,509*
	1999	$ 53,407	$ 4,156,971*
Spartan MA Municipal Income	2001	--	$ 5,164,927
	2000	--	$ 5,156,574
	1999	--	$ 4,986,933

* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

Sub-Adviser - FIMM. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for each fund. Prior to January 23, 1998, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to each money market fund. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.

Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FIMM by FMR on behalf of the funds for the past three fiscal years are shown in the table below.

Fund	Fiscal Year Ended	Fees Paid to FIMM
	January 31
MA Municipal Money Market	2001	$ 4,677,946
	2000	$ 3,330,979
	1999	$ 2,592,980
Spartan MA Municipal Money Market	2001	$ 2,138,276
	2000	$ 2,092,755
	1999	$ 2,078,486
Spartan MA Municipal Income	2001	$ 2,582,464
	2000	$ 2,578,287
	1999	$ 218,569

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Massachusetts Municipal Money Market, Spartan Massachusetts Municipal Money Market, and Spartan Massachusetts Municipal Income shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from directly engaging in the business of underwriting, selling or distributing securities. FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank provides transfer agency, dividend disbursing, and shareholder services for each fund. Citibank in turn has entered into sub-transfer agent agreements with Fidelity Service Company (FSC), an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to Citibank.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,000.

In addition, FSC collects a $5.00 exchange fee for each exchange out of Spartan Massachusetts Municipal Money Market.

FSC also collects Spartan Massachusetts Municipal Money Market's $5.00 wire transaction fee.

FSC also collects Spartan Massachusetts Municipal Money Market's $5.00 account closeout fee.

FSC also collects Spartan Massachusetts Municipal Money Market's $2.00 checkwriting fee.

In addition, Citibank receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QSTP's, Freedom Fund's or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with Citibank. Under the terms of the agreements, Citibank provides pricing and bookkeeping services for each fund. Citibank in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for domestic fixed-income funds are 0.0275% of the first $500 million of average net assets, 0.0175% of average net assets between $500 million and $3 billion, 0.0021% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

The annual rates for pricing and bookkeeping services for money market funds are 0.0150% of the first $500 million of average net assets, 0.0075% of average net assets between $500 million and $10 billion, 0.0021% of average net assets between $10 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $40,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by Massachusetts Municipal Money Market and Spartan Massachusetts Municipal Income to FSC for the past three fiscal years are shown in the table below.

Fund	2001	2000	1999
MA Municipal Money Market	$ 249,738	$ 193,414	$ 173,495
Spartan MA Municipal Income	$ 326,909	$ 308,849	$ 374,891

For Spartan Massachusetts Municipal Money Market, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services and pricing and bookkeeping services under the terms of its management contract with the fund.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Massachusetts Municipal Money Market Fund, Spartan Massachusetts Municipal Money Market Fund, and Spartan Massachusetts Municipal Income Fund are funds of Fidelity Massachusetts Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on December 14, 1981. On April 1, 1997, Spartan Massachusetts Municipal Income Fund changed its name from Fidelity Massachusetts Municipal Income Fund to Spartan Massachusetts Municipal Income Fund. Currently, there are three funds in Fidelity Massachusetts Municipal Trust: Fidelity Massachusetts Municipal Money Market Fund, Spartan Massachusetts Municipal Money Market Fund, and Spartan Massachusetts Municipal Income Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another operating mutual fund or the sale of substantially all of the assets of the trust or a fund to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or a fund without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Auditor. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for each fund. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended January 31, 2001, and report of the auditor, are included in the fund's annual report and are incorporated herein by reference.

APPENDIX

Fidelity, Spartan, Fidelity Investments & (Pyramid) Design, Fidelity Focus, and Magellan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

PART C. OTHER INFORMATION

Item 23. Exhibits:

(a) Amended and Restated Declaration of Trust, dated September 14, 2000, is filed herein as Exhibit (a)(1).

(b) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

(c) Not applicable.

(d) (1) Management Contract between Fidelity Massachusetts Municipal Trust on behalf of Fidelity Massachusetts Municipal Money Market Fund and Fidelity Management & Research Company, dated February 1, 2000, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 39.

(2) Management Contract between Fidelity Massachusetts Municipal Trust on behalf of Spartan Massachusetts Municipal Income Fund and Fidelity Management & Research Company, dated February 1, 2000, is incorporated herein by reference to Exhibit (d)(2) of Post Effective Amendment No. 39.

(3) Management Contract between Fidelity Massachusetts Municipal Trust on behalf of Spartan Massachusetts Municipal Money Market Fund and Fidelity Management & Research Company, dated February 1, 2000, is incorporated herein by reference to Exhibit (d)(3) of Post Effective Amendment No. 39.

(4) Sub-Advisory Agreement between FMR Texas Inc. and FMR on behalf of Fidelity Massachusetts Tax-Free Money Market Portfolio (currently Fidelity Massachusetts Municipal Money Market Fund), dated August 1, 1989, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 29.

(5) Sub-Advisory Agreement between FMR Texas Inc. and FMR on behalf of Spartan Massachusetts Municipal Money Market Portfolio (currently Spartan Massachusetts Municipal Money Market Fund), dated February 14, 1991, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 29.

(6) Sub-Advisory Agreement between Fidelity Investments Money Management, Inc. and FMR on behalf of Spartan Massachusetts Municipal Income Fund, dated January 1, 1999, is incorporated herein by reference to Exhibit (d)(6) of Post Effective Amendment No. 36.

(e) (1) General Distribution Agreement between the Registrant on behalf of Fidelity Massachusetts Tax-Free Money Market Portfolio (currently Fidelity Massachusetts Municipal Money Market Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 29.

(2) General Distribution Agreement between the Registrant on behalf of Fidelity Massachusetts Tax-Free High Yield Portfolio (currently Spartan Massachusetts Municipal Income Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 29.

(3) Amendment to the General Distribution Agreement between the Registrant on behalf of Fidelity Massachusetts Tax-Free Money Market Portfolio (currently Fidelity Massachusetts Municipal Money Market Fund) and Fidelity Distributors Corporation, dated January 1, 1988, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 29.

(4) Amendment to the General Distribution Agreement between the Registrant on behalf of Fidelity Massachusetts Tax-Free High Yield Portfolio (currently Spartan Massachusetts Municipal Income Fund) and Fidelity Distributors Corporation, dated January 1, 1988, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 29.

(5) General Distribution Agreement, between the Registrant on behalf of Spartan Massachusetts Municipal Money Market Portfolio (currently Spartan Massachusetts Municipal Money Market Fund) and Fidelity Distributors Corporation, dated February 14, 1991, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 29.

(6) Amendment to the General Distribution Agreement between the Registrant on behalf of Spartan Massachusetts Municipal Money Market Portfolio (currently Spartan Massachusetts Municipal Money Market Fund) and Fidelity Distributors Corporation, dated May 10, 1994, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 29.

(7) Amendments to the General Distribution Agreement between the Registrant on behalf of Fidelity Massachusetts Municipal Money Market Fund, Spartan Massachusetts Municipal Money Market Fund, and Spartan Massachusetts Municipal Income Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).

(f) (1) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 15, 1995 and amended through January 1, 2000, is incorporated herein by reference to Exhibit (f)(1) of Post-Effective Amendment No. 39.

(g) (1) Custodian Agreement, Appendix A, Appendix B, and Appendix C, between Citibank, N.A. and the Registrant on behalf of Fidelity Massachusetts Municipal Money Market Fund, Spartan Massachusetts Municipal Money Market Fund, and Spartan Massachusetts Municipal Income Fund, dated May 1, 1998, are incorporated herein by reference to Exhibit g(5) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 102.

(g) (2) Amendment, dated June 6, 2000, to the Custodian Agreement, dated May 1, 1998, between Citibank, N.A. and the Registrant, is incorporated herein by reference to Exhibit (g)(6) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 105.

(g) (3) Addendum, dated June 6, 2000, to the Fee Schedule to the Custodian Agreement dated May 1, 1998, between Citibank, N.A. and the Registrant is incorporated herein by reference to Exhibit (g)(7) of Fidelity Union Street Trust's (File No. 2-50318) Post Effective Amendment No. 105.

(h) Not applicable.

(i) Legal Opinion of Kirkpatrick & Lockhart LLP for Fidelity Massachusetts Municipal Money Market Fund, Spartan Massachusetts Municipal Money Market Fund, and Spartan Massachusetts Municipal Income Fund, dated March 23, 2000, was previously filed as Exhibit i(1) of Post-Effective Amendment No. 39.

(j) Consent of Deloitte & Touche LLP, dated March 21, 2001, is filed herein as Exhibit j(1).

(k) Not applicable.

(l) Not applicable

(m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Massachusetts Municipal Money Market Fund is filed herein as Exhibit (m)(1).

(2) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Massachusetts Municipal Income Fund is filed herein as Exhibit (m)(2).

(3) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Massachusetts Municipal Money Market Fund is filed herein as Exhibit (m)(3).

(n) Not applicable.

(p)(1) Code of Ethics, dated January 1, 2000, adopted by each fund, Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Phillips Street Trust's (File No. 2-63350) Post-Effective Amendment No. 47.

Item 24. Persons Controlled by or under Common Control with Registrant

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 25. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FSC for FSC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.]

Item 26. Business and Other Connections of Investment Advisers

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

82 Devonshire Street, Boston, MA 02109

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d

Chairman of the Board and Director of FMR; Chief Executive Officer, Chairman of the Board, and Director of FMR Corp.; Chairman of the Board and Director of Fidelity Investments Money Management, Inc. (FIMM), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), and Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity Management & Research Co., Inc. (FMRC); Chairman of the Executive Committee of FMR; President and Trustee of funds advised by FMR.

Robert C. Pozen

President and Director of FMR; Senior Vice President and Trustee of funds advised by FMR; President and Director of FIMM, FMRC, FMR U.K., and FMR Far East; Director of Strategic Advisers, Inc.; Vice Chairman of Fidelity Investments; Previously, General Counsel, Managing Director, and Senior Vice President of FMR Corp.

Paul Antico	Vice President of FMR, FMRC, and of a fund advised by FMR.

John Avery	Vice President of FMR, FMRC, and of funds advised by FMR.

Robert Bertelson	Vice President of FMR, FMRC, and of a fund advised by FMR.

William Bower	Vice President of FMR, FMRC, and of a fund advised by FMR.

Steve Buller	Vice President of FMR, FMRC, and of a fund advised by FMR.

John H. Carlson	Vice President of FMR, FMRC, and of funds advised by FMR.

Robert C. Chow	Vice President of FMR, FMRC, and of a fund advised by FMR.

Dwight D. Churchill	Senior Vice President of FMR and Vice President of Fixed-Income Funds advised by FMR; Senior Vice President of FMRC and FIMM.

Barry Coffman	Vice President of FMR, FMRC, and of a fund advised by FMR.

Michael Connolly	Vice President of FMR and FMRC.

Frederic G. Corneel	Tax Counsel of FMR and FMRC.

Laura B. Cronin	Vice President of FMR and FMRC; Treasurer of FMR, FIMM, FMR U.K., FMRC and FMR Far East.

William Danoff	Senior Vice President of FMR, FMRC, and Vice President of funds advised by FMR.

Scott E. DeSano	Vice President of FMR and FMRC.

Penelope Dobkin	Vice President of FMR, FMRC, and of a fund advised by FMR.

Walter C. Donovan	Vice President of FMR and FMRC.

Bettina Doulton	Senior Vice President of FMR and FMRC; Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMR, FMRC, and of a fund advised by FMR.

Robert Dwight	Vice President of FMR and FMRC; Treasurer of funds advised by FMR.

William R. Ebsworth	Senior Vice President of FMR and FMRC.

Bahaa Fam	Vice President of FMR and FMRC.

David Felman	Vice President of FMR, FMRC, and of funds advised by FMR.

Richard B. Fentin	Senior Vice President of FMR, FMRC; Vice President of a fund advised by FMR.

Karen Firestone	Vice President of FMR, FMRC, and of funds advised by FMR.

Michael B. Fox	Assistant Treasurer of FMR, FMRC, FIMM, FMR U.K., and FMR Far East; Treasurer of FMR Corp. and Strategic Advisers, Inc.; Vice President of FMR U.K., FMR Far East, and FIMM.

Gregory Fraser	Vice President of FMR, FMRC, and of funds advised by FMR.

Jay Freedman	Assistant Clerk of FMR, FMRC and Fidelity Distributors Corporation (FDC); Clerk of FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Secretary of FMR Corp. and FIMM.

David L. Glancy	Vice President of FMR, FMRC, and of funds advised by FMR.

Boyce I. Greer	Senior Vice President of FMR and FMRC; Vice President of Money Market Funds and Municipal Bond Funds advised by FMR; Vice President of FIMM.

Bart A. Grenier	Senior Vice President of FMR and FMRC.

Robert J. Haber	Vice President of FMR and FMRC.

Richard C. Habermann	Senior Vice President of FMR and FMRC; Vice President of funds advised by FMR.

Thomas Hense	Vice President of FMR and FMRC.

Bruce T. Herring	Vice President of FMR and FMRC.

Adam Hetnarski	Vice President of FMR, FMRC, and of funds advised by FMR.

Frederick Hoff	Vice President of FMR and FMRC.

Abigail P. Johnson	Senior Vice President of FMR and FMRC; Vice President of certain Equity Funds advised by FMR; Director of FMR Corp.

David B. Jones	Vice President of FMR and FMRC.

Steven Kaye	Senior Vice President of FMR and FMRC and of a fund advised by FMR.

William Kennedy	Vice President of FMR, FMRC, and of funds advised by FMR.

Francis V. Knox, Jr.	Vice President of FMR and FMRC; Compliance Officer of FMR U.K. and FMR Far East, and FMR Corp.

Timothy Krochuk	Vice President of FMR, FMRC, and of funds advised by FMR.

Harry W. Lange	Vice President of FMR, FMRC, and of funds advised by FMR.

Robert Lawrence	Senior Vice President of FMR and FMRC; Vice President of certain Equity and High Income Funds advised by FMR.

Harris Leviton	Vice President of FMR, FMRC, and of a fund advised by FMR.

Peter S. Lynch	Vice Chairman of the Board and Director of FMR and FMRC.

Richard R. Mace	Vice President of FMR, FMRC, and of funds advised by FMR.

Charles A. Mangum	Vice President of FMR, FMRC, and of funds advised by FMR.

Kevin McCarey	Vice President of FMR, FMRC, and of funds advised by FMR.

John McDowell	Senior Vice President of FMR and FMRC and of a fund advised by FMR.

Neal P. Miller	Vice President of FMR, FMRC, and of a fund advised by FMR.

John Muresianu	Vice President of FMR, FMRC, and of funds advised by FMR.

David L. Murphy	Vice President of FMR, FMRC, and FIMM; Vice President of Taxable Bond Funds advised by FMR.

Stephen Petersen	Senior Vice President of FMR and FMRC; Vice President of funds advised by FMR.

Alan Radlo	Vice President of FMR and FMRC.

Eric D. Roiter	Vice President of FMR and FMRC; General Counsel, and Clerk of FMR and FMRC; Secretary of funds advised by FMR; Vice President and Clerk of FDC.

Louis Salemy	Vice President of FMR, FMRC, and of a fund advised by FMR.

Lee H. Sandwen	Vice President of FMR and FMRC.

Patricia A. Satterthwaite	Vice President of FMR, FMRC, and of funds advised by FMR.

Michael Seay	Vice President of FMR and FMRC.

Fergus Shiel	Vice President of FMR, FMRC, and of funds advised by FMR.

Beso Sikharulidze	Vice President of FMR, FMRC, and of a fund advised by FMR.

Carol A. Smith-Fachetti	Vice President of FMR and FMRC.

Steven J. Snider	Vice President of FMR, FMRC, and of funds advised by FMR.

Thomas T. Soviero	Vice President of FMR, FMRC, and of a fund advised by FMR.

Richard A. Spillane, Jr.	Senior Vice President of FMR and FMRC; Vice President of certain Equity Funds advised by FMR; Previously, Senior Vice President and Director of Operations and Compliance of FMR U.K.

Thomas M. Sprague	Vice President of FMR, FMRC, and of funds advised by FMR.

Robert E. Stansky	Senior Vice President of FMR and FMRC; Vice President of a fund advised by FMR.

Scott D. Stewart	Vice President of FMR and FMRC.

Nick Thakore	Vice President of FMR, FMRC, and of a fund advised by FMR.

Yoko Tilley	Vice President of FMR and FMRC.

Joel C. Tillinghast	Vice President of FMR, FMRC, and of a fund advised by FMR.

Robert Tuckett	Vice President of FMR and FMRC.

Jennifer Uhrig	Vice President of FMR, FMRC, and of funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMR and FMRC; Director of FMR Corp.

Judy Verhave	Vice President of FMR and FMRC.

William P. Wall	Vice President of FMR and FMRC.

Jason Weiner	Vice President of FMR, FMRC, and of a fund advised by FMR.

Steven S. Wymer	Vice President of FMR, FMRC, and of a fund advised by FMR.

FMR Corp.

82 Devonshire Street

Boston, MA 02109

Fidelity Distributors Corporation

82 Devonshire Street

Boston, MA 02109

(2) FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

1 Spartan Way, Merrimack, NH 03054

FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

Chairman of the Board and Director of FIMM, FMR, FMRC, FMR Corp., FMR Far East, and FMR U.K.; Chairman of the Executive Committee of FMR; Chief Executive Officer of FMR Corp.; and President and Trustee of funds advised by FMR.

Robert C. Pozen

President and Director of FIMM; Senior Vice President and Trustee of funds advised by FMR; President and Director of FMR, FMR U.K., FMRC, and FMR Far East; Director of Strategic Advisers, Inc.; Previously, General Counsel, Managing Director, and Senior Vice President of FMR Corp.

Dwight D. Churchill	Senior Vice President of FIMM and FMRC; Senior Vice President of FMR and Vice President of Fixed-Income Funds.

Laura B. Cronin	Treasurer of FIMM, FMR Far East, FMR U.K., FMRC, and FMR; Vice President of FMR and FMRC.

Michael B. Fox	Assistant Treasurer of FIMM, FMR U.K., FMR Far East, FMR, and FMRC; Treasurer of FMR Corp. and Strategic Advisers, Inc.; Vice President of FIMM, FMR U.K., and FMR Far East.

Jay Freedman	Secretary of FIMM and FMR Corp.; Clerk of FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Assistant Clerk of FMR, FMRC, and FDC.

Boyce I. Greer	Vice President of FIMM; Senior Vice President of FMR and FMRC; Vice President of Money Market Funds and Municipal Bond Funds advised by FMR.

Stanley N. Griffith	Assistant Secretary of FIMM.

Susan Englander Hislop	Assistant Secretary of FIMM and FMR Corp.; Assistant Clerk of FMR U.K., FMR Far East, and Strategic Advisers, Inc.

David L. Murphy	Vice President of FIMM, FMR, and FMRC; Vice President of Taxable Bond Funds advised by FMR.

Item 27. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Edward L. McCartney	Director and President	None
Jay Freedman	Assistant Clerk	None
Paul J. Gallagher	Director	None
Jane Greene	Treasurer and Controller	None
Linda Capps Holland	Assistant Clerk and Compliance Officer	None
Michael W. Kellogg	Executive Vice President	None
Kevin J. Kelly	Director	None
Gail McGovern	Director	None
Eric Roiter	Vice President and Clerk	Secretary of funds advised by FMR
J. Gregory Wass	Assistant Treasurer	None

* 82 Devonshire Street, Boston, MA

(c) Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian, Citibank, N.A., 111 Wall Street, New York, NY.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 40 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 21st day of March 2001.

Fidelity Massachusetts Municipal Trust
	By	/s/Edward C. Johnson 3d______ _______	(dagger)
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Edward C. Johnson 3d	(dagger)	President and Trustee	March 21, 2001
Edward C. Johnson 3d		(Principal Executive Officer)

/s/Robert A. Dwight		Treasurer	March 21, 2001
Robert A. Dwight

/s/Robert C. Pozen		Trustee	March 21, 2001
Robert C. Pozen

/s/J. Michael Cook	*	Trustee	March 21, 2001
J. Michael Cook

/s/Ralph F. Cox	*	Trustee	March 21, 2001
Ralph F. Cox

/s/Phyllis Burke Davis	*	Trustee	March 21, 2001
Phyllis Burke Davis

/s/Robert M. Gates	*	Trustee	March 21, 2001
Robert M. Gates

/s/Donald J. Kirk	*	Trustee	March 21, 2001
Donald J. Kirk

/s/Marie L. Knowles	*	Trustee	March 21, 2001
Marie L. Knowles

/s/Ned C. Lautenbach	*	Trustee	March 21, 2001
Ned C. Lautenbach

/s/Peter S. Lynch	*	Trustee	March 21, 2001
Peter S. Lynch

/s/Marvin L. Mann	*	Trustee	March 21, 2001
Marvin L. Mann

/s/ William O. McCoy	*	Trustee	March 21, 2001
William O. McCoy

(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by Alan C. Porter pursuant to a power of attorney dated December 14, 2000 and filed herewith.

POWER OF ATTORNEY

I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series III

Fidelity Advisor Series IV

Fidelity Advisor Series V

Fidelity Advisor Series VI

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Boston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Capital Trust

Fidelity Charles Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Corporate Trust

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Covington Trust

Fidelity Daily Money Fund

Fidelity Destiny Portfolios

Fidelity Deutsche Mark Performance

Portfolio, L.P.

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Fixed-Income Trust

Fidelity Government Securities Fund

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Institutional Cash Portfolios

Fidelity Institutional Tax-Exempt Cash Portfolios

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Mt. Vernon Street Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Phillips Street Trust

Fidelity Puritan Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Sterling Performance Portfolio, L.P.

Fidelity Summer Street Trust

Fidelity Trend Fund

Fidelity U.S. Investments-Bond Fund, L.P.

Fidelity U.S. Investments-Government Securities

Fund, L.P.

Fidelity Union Street Trust

Fidelity Union Street Trust II

Fidelity Yen Performance Portfolio, L.P.

Newbury Street Trust

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.

WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d	July 17, 1997
Edward C. Johnson 3d

POWER OF ATTORNEY

We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Colchester Street Trust

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series III

Fidelity Advisor Series IV

Fidelity Advisor Series VI

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Boston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Capital Trust

Fidelity Charles Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Fixed-Income Trust

Fidelity Garrison Street Trust

Fidelity Government Securities Fund

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Institutional Tax-Exempt Cash Portfolios

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Mt. Vernon Street Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Phillips Street Trust

Fidelity Puritan Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Fidelity U.S. Investments-Bond Fund, L.P.

Fidelity U.S. Investments-Government Securities

Fund, L.P.

Fidelity Union Street Trust

Fidelity Union Street Trust II

Newbury Street Trust

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, Dana L. Platt, and Alan C. Porter, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 2001.

WITNESS our hands on this fourteenth day of December, 2000.

/s/Edward C. Johnson 3d	/s/Marie L. Knowles
Edward C. Johnson 3d	Marie L. Knowles
/s/J. Michael Cook	/s/Ned C. Lautenbach
J. Michael Cook	Ned C. Lautenbach
/s/Ralph F. Cox	/s/Peter S. Lynch
Ralph F. Cox	Peter S. Lynch
/s/Phyllis Burke Davis	/s/Marvin L. Mann
Phyllis Burke Davis	Marvin L. Mann
/s/Robert M. Gates	/s/William O. McCoy
Robert M. Gates	William O. McCoy
/s/Donald J. Kirk	/s/Robert C. Pozen
Donald J. Kirk	Robert C. Pozen